                            Form 8-K - CURRENT REPORT

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) November 14, 2002

                SPRINGHILL LAKE INVESTORS LIMITED PARTNERSHIP
            (Exact name of registrant as specified in its charter)


        Maryland                 0-14569                 04-2848939
   (State or other             (Commission            (I.R.S. Employer
    jurisdiction of            File Number)         Identification Number)
    incorporation)


                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of principal executive offices)


                         (Registrant's telephone number)
                                 (864) 239-1000

Item 5.  Other Events

On November 14, 2002, Springhill Lake Investors Limited Partnership refinanced the mortgage encumbering Springhill Lake Apartments located in Greenbelt, Maryland. The new mortgage replaced mortgage indebtedness of approximately $50,300,000 with a new mortgage of $113,100,000. After repayment of the existing mortgage and payment of closing costs, prepayment penalties and operating reserves, the Partnership received net proceeds of approximately $52,550,000. The Managing General Partner is currently evaluating the amount of net proceeds to be distributed to the partners.

Item 7.  Financial Statements and Exhibits

10          (j)   Consolidated, Amended and Restated Multifamily Note dated
                  November 1, 2002 between  Springhill Lake Investors  Limited
                  Partnership and GMAC Commercial Mortgage Corporation.

            (k) Guaranty dated November 1, 2002 by AIMCO Properties, L.P., for the benefit of GMAC Commercial Mortgage Corporation.

            (l) Consolidated, Amended and Restated Payment Guaranty dated November 1, 2002 by the Operating Partnerships for the benefit of GMAC Commercial Mortgage Corporation.

            (m) Completion/Repair and Security Agreement dated November 1, 2002 between the Operating Partnerships and GMAC Commercial
                  Mortgage Corporation for the benefit of GMAC Commercial Mortgage Corporation.

            (n) Replacement Reserve and Security Agreement dated November 1, 2002 between the Operating Partnerships and GMAC Commercial Mortgage Corporation.

            (o) Promissory Note dated November 1, 2002 between Springhill Lake Investors Limited Partnership and the Operating Partnerships.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                       SPRINGHILL LAKE INVESTORS LIMITED PARTNERSHIP

                       By: Three Winthrop Properties, Inc.
                            Managing General Partner

                       By:   /s/Patrick J. Foye
                             Patrick J. Foye
                             Vice President - Residential

                       Date: November 29, 2002

                                                                   Exhibit 10(j)

                                                     Spring Hill Lake Apartments

                       CONSOLIDATED, AMENDED AND RESTATED
                                MULTIFAMILY NOTE
                                 (VARIABLE LOAN)

      THIS CONSOLIDATED, AMENDED AND RESTATED MULTIFAMILY NOTE (VARIABLE LOAN) is made and entered into as of the 1st day of November, 2002, by and between SPRINGHILL LAKE INVESTORS LIMITED PARTNERSHIP, a Maryland limited partnership ("Borrower") and GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation ("Lender").

                             PRELIMINARY STATEMENTS

A. Loans were made to Borrower (i) in the original principal amount of Fifty-Eight Million and 00/100 Dollars ($58,000,000.00), the repayment of which is evidenced by an Amended and Restated Promissory Note dated as of April 30, 1993, and (ii) in the original principal amount of Five Million and 00/100 Dollars ($5,000,000.00), the repayment of which is evidenced by a Second Promissory Note dated as of April 30, 1993 (together, the "Original Note").

B. The Original Note is guaranteed by (i) an Amended and Restated Guaranty and Indemnity Agreement dated as of April 30, 1993, entered into by First Springhill Lake Limited Partnership, a Maryland limited partnership, Second Springhill Lake Limited Partnership, a Maryland limited partnership, Third Springhill Lake
Limited  Partnership,  a Maryland limited  partnership,  Fourth  Springhill Lake
Limited  Partnership,  a Maryland  limited  partnership,  Fifth  Springhill Lake
Limited  Partnership,  a Maryland  limited  partnership,  Sixth  Springhill Lake
Limited  Partnership,  a Maryland limited  partnership,  Seventh Springhill Lake
Limited  Partnership,  a Maryland limited  partnership,  Eighth  Springhill Lake
Limited  Partnership,  a Maryland  limited  partnership,  Ninth  Springhill Lake
Limited Partnership, a Maryland limited partnership, Springhill Commercial Limited Partnership, a Maryland limited partnership and Springfield Facilities, Inc., a Maryland corporation (predecessor to Springfield Facilities LLC, a Maryland limited liability company) (collectively "Guarantors") and (ii) a Second Guaranty and Indemnity Agreement dated as of April 30, 1993, entered into by Guarantors (together, the "Original Guaranty"), which Original Guaranty is secured by (i) an Amended and Restated Deed of Trust and Security Agreement executed by Guarantors, dated as of April 30, 1993, and recorded among the Land Records of Prince George's County, Maryland (the "Land Records") in Liber 8749, folio 499, and (ii) a Second Indemnity Deed of Trust and Security Agreement executed by Guarantors dated as of April 30, 1993 and recorded in the Land Records in Liber 8749, folio 552 (together, the "Original Deed of Trust"), on certain improved real property located in Prince George's County, Maryland.

C. Lender has purchased the Original Note and the Original Guaranty from their holder.

D. Borrower has requested and Lender has agreed to consolidate and make certain amendments to the Original Note, including changing the interest rate and the terms of payment, and increasing the original principal amount of Borrower's indebtedness from Sixty-Three Million and 00/100 Dollars ($63,000,000.00) to One Hundred Thirteen Million One Hundred Thousand and 00/100 Dollars ($113,100,000.00). The Original Note and the Original Guaranty are being amended and restated in its entirety to reflect such amendments.

E. The Original Deed of Trust is concurrently being amended and restated pursuant to the terms of that certain Consolidated, Amended and Restated Indemnity Multifamily Deed of Trust, Assignment of Rents and Security Agreement of even date herewith (as so amended and restated, the "Security Instruments").

      NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and Lender agree that the Original Note is hereby consolidated, amended and restated in its entirety as follows (as consolidated, amended and restated, the "Note"):

                                                     Spring Hill Lake Apartments


                                MULTIFAMILY NOTE
                                 (VARIABLE LOAN)


US $113,100,000.00                                      As of November 1, 2002


      FOR VALUE RECEIVED, the undersigned ("Borrower") promises to pay to the order of GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation, the principal sum of One Hundred Thirteen Million One Hundred Thousand and 00/100 Dollars (US $113,100,000.00), with interest on each Variable Loan at an annual rate as calculated in Section 3 hereof.

      This Note is executed and delivered by Borrower  pursuant to one of either
(i) that certain Amended and Restated Loan Agreement, dated as of September 16, 2002, by and among Guarantors, AIMCO Properties, L.P., a Delaware limited partnership, certain borrowers signatory thereto and Lender or (ii) that certain Loan Agreement dated as of November 1, 2002, by and among certain borrowers signatory thereto and Lender. As used herein, the term "Loan Agreement" shall mean whichever of the loan agreements described in the preceding sentence shall apply from time to time in accordance with their respective terms, along with all amendments, supplements, replacements, restatements or other modifications thereto or thereof from time to time made. The Loan Agreement shall evidence the obligation of Borrower to repay a Variable Loan made by Lender to Borrower in accordance with the terms of the Loan Agreement. This Note is entitled to the benefit and security of the Loan Documents provided for in the Loan Agreement, to which reference is hereby made for a statement of all of the terms and conditions under which the Variable Loan evidenced hereby is made. The Loan Agreement requires certain of the terms of each Variable Loan to be evidenced by one or a series of Loan Confirmation Instruments, and reference is hereby made to each such Loan Confirmation Instrument for such terms.

1. Defined Terms. As used in this Note, (i) the term "Lender" means the holder of this Note, and (ii) the term "Indebtedness" means the principal of, interest on, or any other amounts due at any time under, this Note, the Security Instrument or any other Loan Document, including prepayment premiums, late charges, default interest, and advances to protect the security of the Security Instrument under Section 12 of the Security Instrument. Event of Default and other capitalized terms used but not defined in this Note shall have the meanings given to such terms in the Loan Agreement or, if not defined in the Loan Agreement, as defined in the Security Instrument (as defined in Paragraph
5).

2. Address for Payment. All payments due under this Note shall be payable at GMAC Commercial Mortgage Corporation, 200 Witmer Road, Horsham, PA 19044 ,
Attention: Servicing - Account Manager, or such other place as may be designated by written notice to Borrower from or on behalf of Lender.

3. Payment of Principal and Interest. Principal and interest shall be paid as follows:

(a) This Note shall evidence a Variable Loan made from time to time under the Loan Agreement. The Variable Loan shall bear interest at a rate determined in accordance with Section 2.01 of the Loan Agreement.

(b) Borrower shall pay imputed interest on each Variable Loan in advance in the form of a Discount in accordance with Section 1.04(b) of the Loan Agreement (except that Borrower shall pay actual interest on the Variable Loan for the partial month period, if any, in accordance with Section 1.04(a) of the Loan Agreement).

(c) Borrower shall make monthly payments of principal each in the amount as set forth on the attached Amortization Schedule. Lender shall apply each such principal payment to the outstanding principal amount of the Loan on the Rollover Date next following receipt of any such payment. If not sooner paid, the entire principal amount of the Variable Loan shall be due and payable on the earlier of (i) the termination of the Loan Agreement pursuant to subsection (e) of Section 1.02 thereof, (ii) the fifth anniversary (unless such date is extended pursuant to Section 1.07 of the Loan Agreement, in which case, the tenth anniversary) of the Initial Closing Date or (iii) the maturity date of any outstanding MBS, unless either (A) not less than five Business Days prior to the maturity date of the outstanding MBS, a Borrower has requested that the outstanding MBS be renewed with a new MBS or converted to a Fixed Loan to take effect on the maturity date of the outstanding MBS and such new MBS has been issued or conversion has occurred or (B) the MBS is automatically renewed, which automatic renewal shall occur in the event that a Borrower does not make the request set forth in subpart (iii)(A) above and does not give Lender notice not less than five Business days prior to the maturity date of the outstanding MBS that the Variable Loan related to such outstanding MBS shall be paid on the maturity date of such outstanding MBS (the "Maturity Date"). Any MBS that is issued as a result of an automatic renewal of a maturing MBS as contemplated by subpart (iii)(B) above shall have a maturity date of three (3) months after the MBS Issue Date.

(d) In addition to payment of principal and the Discount, Borrower shall pay the Variable Loan Fee due on each Variable Loan in accordance with Section 1.04(b)(ii) of the Loan Agreement.

4. Application of Payments. If at any time Lender receives, from Borrower or otherwise, any amount applicable to the Indebtedness that is less than all amounts due and payable at such time, Lender may apply that payment to amounts then due and payable in any manner and in any order determined by Lender, in Lender's discretion. Borrower agrees that neither Lender's acceptance of a payment from Borrower in an amount that is less than all amounts then due and payable nor Lender's application of such payment shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction.

5. Security. The Indebtedness is guaranteed by Guarantor whose consolidated, amended and restated payment guaranty (the "Guaranty") is secured, among other things, by the Security Instrument and reference is made to the Security
Instrument for other rights of Lender concerning the collateral for the Guaranty.

6. Acceleration. If an Event of Default has occurred and is continuing, the entire unpaid principal balance, any accrued interest, the prepayment premium payable under Paragraph 10, if any, and all other amounts payable under this Note and any other Loan Document shall at once become due and payable, at the option of Lender, without any additional notice to Borrower. Lender may exercise this option to accelerate regardless of any prior forbearance.

7. Late Charge. If any monthly amount payable under this Note or under the Security Instrument or any other Loan Document is not received by Lender within 10 days after the amount is due, Borrower shall pay to Lender, immediately and without demand by Lender, a late charge equal to 5 percent of such amount. Borrower acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the loan evidenced by this Note (the "Loan"), and that it is extremely difficult and impractical to determine those additional expenses. Borrower agrees that the late charge payable pursuant to this Paragraph represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional expenses Lender will incur by reason of such late payment. The late charge is payable in addition to, and not in lieu of, any interest payable at the Default Rate pursuant to Paragraph 8.

8. Default Rate. So long as any monthly installment or any other payment due under this Note remains past due for 30 days or more, interest under this Note shall accrue on the unpaid principal balance from the earlier of the due date of the first unpaid monthly installment or other payment due, as applicable, at a rate (the "Default Rate") equal to the lesser of 4 percentage points above the rate stated in the first paragraph of this Note or the maximum interest rate which may be collected from Borrower under applicable law. If the unpaid principal balance and all accrued interest are not paid in full on the Maturity Date, the unpaid principal balance and all accrued interest shall bear interest from the Maturity Date at the Default Rate. Borrower also acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Loan, that, during the time that any monthly installment or payment under this Note is delinquent for more than 30 days, Lender will incur additional costs and expenses arising from its loss of the use of the money due and from the adverse impact on Lender's ability to meet its other obligations and to take advantage of other investment opportunities, and that it is extremely difficult and impractical to determine those additional costs and expenses. Borrower also acknowledges that, during the time that any monthly installment or payment due under this Note is delinquent for more than 30 days, Lender's risk of nonpayment of this Note will be materially increased and Lender is entitled to be compensated for such increased risk. Borrower agrees that the increase in the rate of interest payable under this Note to the Default Rate represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional costs and expenses Lender will incur by reason of Borrower's delinquent payment and the additional compensation Lender is entitled to receive for the increased risks of nonpayment associated with a delinquent loan.

9. Limits on Personal Liability.

(a) Except as otherwise provided in this Paragraph 9, Borrower shall have no personal liability under this Note, the Security Instrument or any other Loan Document for the repayment of the Indebtedness or for the performance of any other obligations of Borrower under the Loan Documents, and Lender's only recourse for the satisfaction of the Indebtedness and the performance of such obligations shall be Lender's exercise of its rights and remedies with respect to the Mortgaged Property and any other collateral held by Lender as security for the Indebtedness. This limitation on Borrower's liability shall not limit or impair Lender's enforcement of its rights against any guarantor of the Indebtedness or any guarantor of any obligations of Borrower.

(b) Borrower shall be personally liable to Lender for the repayment of a portion of the Indebtedness equal to any loss or damage suffered by Lender as a result of (1) failure of Guarantor to pay to Lender upon demand after an Event of Default, all Rents to which Lender is entitled under Section 3(a) of the Security Instrument and the amount of all security deposits collected by Guarantor from tenants then in residence; (2) failure of Guarantor to apply all insurance proceeds and condemnation proceeds as required by the Security Instrument; (3) failure of Guarantor to comply with Section 14(d) or (e) of the Security Instrument relating to the delivery of books and records, statements, schedules and reports; (4) fraud or written material misrepresentation by Borrower, Guarantor or any officer, director, partner, member or employee of Borrower or Guarantor in connection with the application for or creation of the Indebtedness or any request for any action or consent by Lender; or (5) failure of Guarantor to apply Rents, first, to the payment of reasonable operating expenses (other than Property management fees that are not currently payable pursuant to the terms of an Assignment of Management Agreement or any other agreement with Lender executed in connection with the Loan) and then to amounts ("Debt Service Amounts") payable under this Note, the Security Instrument or any other Loan Document (except that Borrower will not be personally liable (i) to the extent that Guarantor lacks the legal right to direct the disbursement of such sums because of a bankruptcy, receivership or similar judicial proceeding, or (ii) with respect to Rents that are distributed in any calendar year if Guarantor has paid all operating expenses and Debt Service Amounts for that calendar year).

(c) Borrower shall become personally liable to Lender for the repayment of all of the Indebtedness upon the occurrence of any of the following Events of
Default: (1) Guarantor's acquisition of any property or operation of any business not permitted by Section 33 of the Security Instrument; (2) a Transfer that is an Event of Default under Section 21 of the Security Instrument; or (3) Borrower's acquisition of any property or operation of any business not permitted by Section 25 of this Note.

(d) To the extent that Borrower has personal liability under this Paragraph 9, Lender may exercise its rights against Borrower personally without regard to whether Lender has exercised any rights against the Mortgaged Property or any other security, or pursued any rights against any guarantor, or pursued any other rights available to Lender under this Note, the Security Instrument, any other Loan Document or applicable law. For purposes of this Paragraph 9, the term "Mortgaged Property" shall not include any funds that (1) have been applied by Guarantor as required or permitted by the Security Instrument prior to the occurrence of an Event of Default, or (2) Guarantor was unable to apply as required or permitted by the Security Instrument because of a bankruptcy, receivership, or similar judicial proceeding.

10. Voluntary and Involuntary Prepayments. Pursuant to the terms of the Loan Agreement, Borrower shall pay the entire amount of the Discount on any Variable Loan in advance. Accordingly, any Variable Loan may be prepaid in whole or in part and at any time without penalty. Borrower shall give Lender six (6) Business Days advance notice of any prepayment.

11. Costs and Expenses. Borrower shall pay on demand all reasonable expenses and costs, including reasonable fees and out-of-pocket expenses of attorneys and expert witnesses and costs of investigation, incurred by Lender as a result of any default under this Note or in connection with efforts to collect any amount due under this Note, or to enforce the provisions of any of the other Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding) or judicial or non-judicial foreclosure proceeding.

12. Forbearance. Any forbearance by Lender in exercising any right or remedy under this Note, the Security Instrument, or any other Loan Document or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of that or any other right or remedy. The acceptance by Lender of any payment after the due date of such payment, or in an amount which is less than the required payment, shall not be a waiver of Lender's right to require prompt payment when due of all other payments or to exercise any right or remedy with respect to any failure to make prompt payment. Enforcement by Lender of any security for Borrower's obligations under this Note shall not constitute an election by Lender of remedies so as to preclude the exercise of any other right or remedy available to Lender.

13. Waivers. Except as expressly provided in the Loan Agreement, presentment, demand, notice of dishonor, protest, notice of acceleration, notice of intent to demand or accelerate payment or maturity, presentment for payment, notice of nonpayment, grace, and diligence in collecting the Indebtedness are waived by Borrower and all endorsers and guarantors of this Note and all other third party obligors.

14. Loan Charges. If any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower in connection with the Loan is interpreted so that any interest or other charge provided for in any Loan Document, whether considered separately or together with other charges provided for in any other Loan Document, violates that law, and Borrower is entitled to the benefit of that law, that interest or charge is hereby reduced to the extent necessary to eliminate that violation. Borrower agrees to an effective rate of interest that is the stated rate of interest plus any additional rate of interest resulting from any other charges or fees that are to be paid by Borrower to Lender that may be found by a court of competent jurisdiction to be interest. The amounts, if any, previously paid to Lender in excess of the permitted amounts shall be applied by Lender to reduce the unpaid principal balance of this Note. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all Indebtedness that constitutes interest, as well as all other charges made in connection with the Indebtedness that constitute interest, shall be deemed to be allocated and spread ratably over the stated term of the Note. Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest so computed is uniform throughout the stated term of the Note.

15. Commercial Purpose. Borrower represents that the Indebtedness is being incurred by Borrower solely for the purpose of carrying on a business or commercial enterprise, and not for personal, family or household purposes.

16. Counting of Days. Except where otherwise specifically provided, any reference in this Note to a period of "days" means calendar days, not Business Days.

17. Governing Law; Consent to Jurisdiction; WAIVER OF JURY TRIAL. The provisions of Section 11.07 of the Loan Agreement (entitled "Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial") are hereby incorporated into this Note by this reference to the fullest extent as if the text of such Section were set forth in its entirety herein.

18. Captions. The captions of the paragraphs of this Note are for convenience only and shall be disregarded in construing this Note.

19. Notices. All notices, demands and other communications required or permitted to be given by Lender to Borrower pursuant to this Note shall be given in accordance with Section 11.09 of the Loan Agreement and addressed to Borrower at c/o AIMCO, 2000 S. Colorado Blvd., Tower Two Suite 2-1000, Denver, Colorado 80222.

20. Security for this Note. Reference is made hereby to the Loan Agreement and the Security Documents for additional rights and remedies of Lender relating to the indebtedness evidenced by this Note. Each Security Document shall be released in accordance with the provisions of the Security Documents.

21. Loan May Not Be Reborrowed. Borrower may not re-borrow any amounts under this Note which it has previously borrowed and repaid under this Note.

22. Default Under Loan Agreement and Other Loan Documents. The occurrence of an Event of Default under the Loan Agreement or the Security Instrument shall constitute an "Event of Default" under this Note in accordance with the Loan Agreement and the Security Instrument. Upon the occurrence of an Event of Default under the Loan Agreement or the Security Instrument, the entire principal amount outstanding hereunder and accrued interest thereon shall at once become due and payable, at the option of the holder hereof.

23. Loan Confirmation Instruments; Accounting for Variable Loans. The terms of the Loan Agreement and this Note govern the repayment, and all other terms relating to the Variable Loan. However, Borrower shall execute a Loan Confirmation Instrument to create a physical instrument evidencing each MBS issued to fund the Variable Loan. The Loan Confirmation Instrument executed by Borrower in accordance with Section 2.02 of the Loan Agreement shall set forth the amount, term, Discount, Closing Date and certain other terms of each MBS issued to fund the Variable Loan. The Loan Confirmation Instrument shall conclusively establish each of the terms described in the preceding sentence, absent manifest error. The MBS evidenced by the Loan Confirmation Instrument does not represent a separate indebtedness from that evidenced by this Note. In making proof of this Note, no other documents other than this Note shall be required. In making proof of the amount and terms of the outstanding Variable Loans under this Note, this Note, the related Loan Confirmation Instruments, and Lender's records concerning payments made by Borrower under this Note, shall be conclusive evidence of the terms and outstanding amounts of the Variable Loan, absent manifest error.

24. Modifications to Note. There are standard modifications to this Note that are attached as Exhibit B-1 and Exhibit B-2 hereto. In addition, there may be special modifications to this Note attached as Exhibit B-3 hereto. All such exhibits are hereby incorporated into this Note as a part hereof.

25. Single Asset Borrower. Until the Indebtedness is paid in full, Borrower (a) shall not acquire any real or personal property other than a direct or indirect interest in the Guarantor and the Promissory Note of even date executed by the Guarantor in favor of the Borrower in the principal amount of this Note and the proceeds thereof; (b) shall not operate any business other than management of the assets permitted to be acquired in (a); and (c) shall not maintain its assets in a way difficult to segregate and identify.

      IN WITNESS WHEREOF, Borrower has signed and delivered this Note under seal or has caused this Note to be signed and delivered under seal by its duly authorized representative. Borrower intends that this Note shall be deemed to be signed and delivered as a sealed instrument.





                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

                           SPRINGHILL LAKE INVESTORS LIMITED PARTNERSHIP, a Maryland limited partnership

                           By: Three Winthrop Properties, Inc., a Massachusetts
                               corporation, its managing general partner



                           By: (SEAL)
                               Patrick J. Foye
                               Vice President - Residential

      Pay  to the  order  of  ________________________________________,  without recourse.


                       GMAC COMMERCIAL MORTGAGE CORPORATION, a California
                          corporation



                                    By:
                                       Name:
                                       Title:

                                       B-3
                                   EXHIBIT B-1
                       GMACCM LOAN AGREEMENT MODIFICATIONS

During any time that the terms, covenants and provisions of that certain Loan Agreement dated as of November 1, 2002 and more particularly described in the second paragraph on page 1 of the Note apply to the Variable Loan evidenced by the Note, paragraphs 3 and 23 of the Note are amended and replaced with the following substitute paragraphs 3 and 23:

      "3. Payment of Principal and Interest. Principal and interest shall be paid as follows:

(a) This Note shall evidence a Variable Loan made from time to time under the Loan Agreement. Borrower shall not be required to make monthly principal payments prior to the Fannie Mae Addition Date, but shall make monthly payments of principal after the Fannie Mae Reassignment Date, if it occurs, as set forth in Section 1.04(d) of the Loan Agreement.

(b) Borrower shall pay actual interest on the Variable Loan during the period described in accordance with Section 1.04(a) of the Loan Agreement. Borrower shall pay interest on its Variable Rate Loan in arrears at a rate equal to LIBOR Rate plus a number of basis points determined in accordance with Section 2.01 of the Loan Agreement. For purposes of the previous sentence, the LIBOR Rate shall be reset every ninety (90) days commencing on the date that is ninety (90) days after the Initial Closing Date. On the date the Variable Loan is funded, Borrower shall pay interest in advance from the date of funding through November 30, 2002. On January 1, 2003 and on the first (1st) day of each calendar month thereafter, Borrower shall pay interest in arrears calculated for the actual number of days since the first (1st) day of the previous calendar month.

(c) If not sooner paid, the entire principal amount of the Variable Loan shall be due and payable in accordance with Section 1.02 of the Loan Agreement.

(d) Borrower shall not pay any Discount.

      23. Loan Confirmation Instruments; Accounting for Variable Loans. The terms of the Loan Agreement and this Note govern the repayment, and all other terms relating to the Variable Loan. However, Borrower shall execute one or a series of Loan Confirmation Instruments to create a physical instrument evidencing the terms of the Variable Loan. The Loan Confirmation Instrument or series of Loan Confirmation Instruments executed by Borrower in accordance with
Section 2.02 of the Loan Agreement shall set forth the amount, term, the interest rate spread over the LIBOR Rate Closing Date and certain other terms related to the funding the Variable Loan. The Loan Confirmation Instrument shall conclusively establish each of the terms described in the preceding sentence, absent manifest error. The variable terms evidenced by the Loan Confirmation Instrument do not represent a separate indebtedness from that evidenced by this Note. In making proof of this Note, no other documents other than this Note shall be required. In making proof of the amount and terms of the outstanding Variable Loans under this Note, this Note, the related Loan Confirmation Instruments, and Lender's records concerning payments made by Borrower under this Note, shall be conclusive evidence of the terms and outstanding amounts of the Variable Loan, absent manifest error."

During any time that the terms, covenants and provisions of that certain Amended and Restated Loan Agreement dated as of September 16, 2002 and more particularly described in the second paragraph on page 1 of the Note apply to the Variable Loan evidenced by the Note, this Exhibit B-1 shall not apply and paragraphs 3 and 23 of the Note shall not be amended or replaced with the provisions set forth in this Exhibit B-1.

                                   EXHIBIT B-2
                               AIMCO MODIFICATIONS

The following  modifications are made to the text of the Note that precedes this
Exhibit:

1. Section 9(b)(4) is modified by deleting "or" at the end thereof.

2. Section 9(b)(5) is modified to read as follows:

      "(5) failure to apply Rents, first, to the payment of reasonable operating expenses (other than Property management fees that are not currently payable pursuant to the terms of an Assignment of Management Agreement or any other agreement with Lender executed in connection with the Loan) and then to amounts ("Debt Service Amounts") payable under this Note, the Security Instrument or any other Loan Document (except that Borrower will not be personally liable (i) to the extent that Guarantor lacks the legal right to direct the disbursement of such sums because of a bankruptcy, receivership or similar judicial proceeding, or (ii) with respect to Rents that are distributed in any calendar quarter if Guarantor has paid all operating expenses and Debt Service Amounts for such calendar quarter to date); or"

3. A new Section 9(b)(6) is added following Section 9(b)(5), stating as follows:

      "(6) failure to pay when due any water and sewer charges, fire, hazard or other insurance premiums and ground rents owing from time to time in connection with the Mortgaged Property."

                                   EXHIBIT B-3
                              SPECIAL MODIFICATIONS

                             [INSERT AS APPLICABLE]

                                                                   Exhibit 10(k)

                                                   Spring Hill Lake Apartments

                                    GUARANTY

      This Guaranty (the "Guaranty") is made and entered into as of the 1st day of November, 2002 by AIMCO PROPERTIES, L.P., a Delaware limited partnership (the "Guarantor"), for the benefit of GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation ("Lender").

                                    RECITALS

      A. Lender has agreed to execute each of (i) that certain Amended and Restated Loan Agreement, dated as of September 16, 2002, by and among certain borrowers signatory thereto and Lender and (ii) that certain Loan Agreement dated as of November 1, 2002, by and among certain borrowers signatory thereto and Lender. As used herein, the term "Loan Agreement" shall mean whichever of the loan agreements described in the preceding sentence shall apply from time to time in accordance with their respective terms, along with all amendments, supplements, replacements, restatements or other modifications thereto or thereof from time to time made (the "Loan Agreement"), pursuant to which, inter alia, Lender has agreed, subject to the terms, conditions and limitations of the Loan Agreement, to make a loan to Springhill Lake Investors Limited Partnership, a Maryland limited partnership (the "Borrower") from time to time loan to be evidenced by a Consolidated, Amended and Restated Note (the "Loan"). Terms used herein not defined herein have the definition given them in the Loan Agreement. The Consolidated Amended and Restated Note (the "Note") evidencing the Loan will be guaranteed by First Springhill Lake Limited Partnership, a Maryland limited partnership, Second Springhill Lake Limited Partnership, a Maryland limited partnership,  Third  Springhill  Lake Limited  Partnership,  a Maryland  limited partnership,  Fourth  Springhill Lake Limited  Partnership,  a Maryland  limited partnership,  Fifth  Springhill  Lake Limited  Partnership,  a Maryland  limited partnership, Sixth Springhill Lake Limited Partnership, a Maryland limited partnership, Seventh Springhill Lake Limited Partnership, a Maryland limited partnership, Eighth Springhill Lake Limited Partnership, a Maryland limited partnership,  Ninth  Springhill  Lake Limited  Partnership,  a Maryland  limited partnership, Springhill Commercial Limited Partnership, a Maryland limited partnership and Springfield Facilities, LLC, a Maryland limited liability company, successor by merger to Springfield Facilities, Inc., a Maryland corporation, the grantors of the Security Instrument defined below (collectively, the "Grantor"), whose Consolidated Amended and Restated Payment Guaranty is secured by a Consolidated, Amended and Restated Indemnity Multifamily Deed of Trust, Assignment of Rents and Security Agreement dated of even date herewith (the "Security Instrument"), encumbering the real property described in the Security Instrument.

      B. The repayment of the Loan and all of the Obligations of the Borrower and/or Grantor under the Loan Agreement or the other Loan Documents are guaranteed by this Guaranty to the extent of Borrower's personal liability as provided in Section 9 of the Note evidencing the Loan, and except for such obligations described herein, Guarantor shall have no liability in connection with, or responsibility to perform, under or in accordance with the Loan Agreement or other Loan Documents.

      C. Guarantor owns, directly or indirectly, an ownership interest in the Borrower and Grantor and will receive a direct and material benefit from the Loans to the Borrower.

      D. Lender is willing to make the Loan to the Borrower only if Guarantor agrees to enter into this Guaranty.

      NOW, THEREFORE, in order to induce Lender to make the Loan to Borrower, and in consideration thereof, Guarantor hereby agrees as follows:

      Section 1. Definitions. All capitalized terms used but not defined in this Guaranty shall have the meanings ascribed to such terms in the Loan Agreement. The following terms shall have the meaning set forth below for purposes of this
Guaranty:

      "Material Adverse Effect" means, with respect to any circumstance, act, condition or event of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, or circumstance or circumstances, whether or not related, a material adverse change in or a materially adverse effect upon the present or future ability of the Guarantor, to the extent specifically referred to in the applicable provision of that Guaranty, to perform the Guaranteed Obligations.

      "Net Worth" means, as of any date of determination and without double counting any item, the sum of the capital stock or other capital equity interests and additional paid-in capital plus retained earnings (or minus accumulated deficits) of the Guarantor, the REIT and their respective Subsidiaries on a consolidated basis determined in conformity with GAAP.

      "REIT" means Apartment Investment and Management Company, a Maryland corporation.

      "Subsidiary" means, with respect to the REIT, the Guarantor or an Affiliate of either of them, a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by the REIT, the Guarantor or an Affiliate of either of them.

      Section 2. Guaranty of Payment. Guarantor irrevocably, absolutely and unconditionally guarantees to Lender all of the following (collectively, the "Guaranteed Obligations"): the due and punctual payment when due, whether at maturity or earlier, by reason of acceleration or otherwise, at all times, of all amounts for which Borrower is personally liable under Section 9 of the Note.

This Guaranty shall be an unconditional guaranty of payment and performance and not of collection, and is in no way conditioned upon any attempt by Lender to pursue or exhaust any remedy against Borrower or Grantor. This Guaranty is a continuing guaranty which shall remain in full force and effect until all of the Guaranteed Obligations have been paid and performed in full; and Guarantor shall not be released from any obligations to Lender under this Guaranty as long as any amount payable by the Borrower or Grantor to Lender, or any obligation by the Borrower or Grantor under the Loan Documents is not performed, satisfied, settled or paid in full.

      Section 3. Form of Payment. All payments under this Guaranty shall be made to Lender in immediately available funds, without reduction by any recoupment, set-off, counterclaim or cross-claim against Lender.

      Section 4. Guarantor's Obligations are Absolute. The obligations of Guarantor under this Guaranty shall be absolute and unconditional, shall not be subject to any counterclaim, set-off, recoupment, deduction, or defense based upon any claim Guarantor may have against Lender, Borrower or Grantor and shall remain in full force and effect without regard to, and shall not be released, discharged or terminated or in any other way affected by, any circumstance or condition (whether or not Guarantor shall have any knowledge or notice thereof), including, without limitation:

      (a) any amendment or modification of, or extension of time for payment of any of the principal of, interest on or other amounts payable under the Loan Documents;

      (b) any exercise or non-exercise by Lender of any right, power or remedy under or in respect of the Loan Documents, or any waiver, consent, forbearance, indulgence or other action, inaction or omission by Lender under or in respect of the Loan Documents;

      (c) any assignment, sale or other transfer of Borrower's or Grantor's interest in all or any part of the real or personal property which at any time constitutes collateral for the payment of the Guaranteed Obligations, including, without limitation, a conveyance of such property by Borrower or Grantor to Lender by deed in lieu of foreclosure;

      (d) any bankruptcy, insolvency, reorganization, adjustment, dissolution, liquidation or other like proceeding involving or affecting Borrower, Lender or Grantor or their respective properties or creditors, or any action taken with respect to the Loan Documents by any trustee or receiver of Borrower, Lender, or Grantor or by any court, in any such proceeding;

      (e) any invalidity or unenforceability, in whole or in part, of any term or provision of the Loan Documents or Borrower's or Grantor's incapacity or lack of authority to enter into the Loan Documents;

      (f) any release, compromise, settlement or discharge with respect to all or any portion of Borrower's or Grantor's obligations under the Loan Documents;

      (g) any acceptance of additional or substituted collateral for payment of the Guaranteed Obligations or any release or subordination of any collateral held at any time by Lender as security for the payment of the Guaranteed Obligations; or

      (h) any resort to Guarantor for payment of all or any portion of the Guaranteed Obligations, whether or not Lender shall have resorted to any collateral securing the Guaranteed Obligations, if any, or shall have proceeded to pursue or exhaust its remedies against Borrower, Grantor (or any other Person) primarily or secondarily liable for the Guaranteed Obligations.

No exercise, delay in exercise or non-exercise by Lender of any right hereby given it, no dealing by Lender with Borrower, Grantor, Guarantor or any other Person, no change, impairment or suspension of any right or remedy of Lender, and no act or thing which, but for this provision, could act as a release or exoneration of the liabilities of Guarantor hereunder, shall in any way affect, decrease, diminish or impair any of the obligations of Guarantor hereunder or give Guarantor or any other Person any recourse or defense against Lender.

      Section 5.  Waiver.  Guarantor unconditionally waives the following:

      (a) notice of acceptance of this Guaranty and notice of any of the matters referred to in Section 4 hereof;

      (b) all notices which may be required by statute, rule of law or otherwise to preserve intact any rights which Lender may have against Guarantor under this Guaranty, including, without limitation, any demand, proof or notice of non-payment of any of the principal of, interest on or other amounts payable under the Loan Documents, and notice of any failure on the part of Borrower or Grantor to perform and comply with any covenant, agreement, term or condition of the Loan Documents;

      (c) any right to the enforcement, assertion or exercise of any right, power or remedy conferred upon Lender in the Loan Documents or otherwise;

      (d) any requirement that Lender act with diligence in enforcing its rights under the Loan Documents or this Guaranty;

      (e) any right to require Lender to proceed against or exhaust its recourse against Borrower, Grantor or any security or collateral held by Lender, if any, at any time for the payment of the Guaranteed Obligations or to pursue any other remedy in its power before being entitled to payment from Guarantor under this Guaranty or before proceeding against Guarantor;

      (f) any failure by Lender to file or enforce a claim against the estate (either in administration, bankruptcy or any other proceeding) of Borrower, Grantor or any other Person;

      (g) any defense based upon an election of remedies by Lender which destroys or otherwise impairs the subrogation rights of Guarantor or the right of Guarantor (after payment of the Guaranteed Obligations) to proceed against Borrower or Grantor for reimbursement, or both;

      (h) any defense based upon any taking, modification or release of any collateral for the Guaranteed Obligations, if any, or any failure to perfect any security interest in, or the taking of, or failure to take any other action with respect to, any collateral securing payment of the Guaranteed Obligations, if any;

      (i) any defense based upon the addition, substitution or release, in whole or in part, of any Person(s), including, without limitation, another guarantor, primarily or secondarily liable for or in respect of the Guaranteed Obligations;

      (j) any rights or defenses based upon an offset by Guarantor against any obligation now or hereafter owed to Guarantor by Borrower or Grantor; and

      (k) all other notices which may or might be lawfully waived by Guarantor;

it being the intention hereof that Guarantor shall remain liable as principal, to the extent set forth in this Guaranty, until the payment and performance in full of the Guaranteed Obligations, notwithstanding any act, omission or thing which might otherwise operate as a legal or equitable discharge of Guarantor other than the payment and performance in full of the Guaranteed Obligations. No delay by Lender in exercising any rights and/or powers hereunder or in taking any action to enforce Borrower's, or Grantor's obligations under the Loan Documents shall operate as a waiver as to such rights or powers or in any manner prejudice any and all of Lender's rights and powers hereunder against Guarantor. The intention of Guarantor under this Guaranty is that, so long as any of the Guaranteed Obligations remains unsatisfied, the obligations of Guarantor hereunder shall not be discharged except by performance and then only to the extent of such performance. Guarantor agrees that Guarantor's obligations hereunder shall not be affected by any circumstances, whether or not referred to in this Guaranty, which might constitute a legal or equitable discharge of a surety or guarantor.

      Section 6. Election of Remedies. This Guaranty may be enforced from time to time, as often as occasion therefor may arise, and without any requirement that Lender must first pursue or exhaust any remedies available to it against Borrower or Grantor under the Loan Documents or against any other Person or resort to any collateral at any time held by it for performance of the Guaranteed Obligations, if any, or any other source or means of obtaining payment of any of the Guaranteed Obligations.

      Section 7. Representations and Warranties of Guarantor. Guarantor hereby represents and warrants to the Lender as follows:

      (a) Due Organization; Qualification. Guarantor is qualified to transact business and is in good standing in the State in which it is organized and in each other jurisdiction in which such qualification and/or standing is necessary to the conduct of its business and where the failure to be so qualified would adversely affect the validity of, the enforceability of, or the ability of Guarantor to perform the Guaranteed Obligations.

      (b) Power and Authority.  Guarantor has the requisite  power and authority
(i) to own its properties and to carry on its business as now conducted and as contemplated to be conducted in connection with the performance of the Guaranteed Obligations, and (ii) to execute and deliver this Guaranty and to carry out the transactions contemplated by this Guaranty.

      (c) Due Authorization. The execution, delivery and performance of this Guaranty has been duly authorized by all necessary action and proceedings by or on behalf of Guarantor, and no further approvals or filings of any kind, including any approval of or filing with any Governmental Authority, are required by or on behalf of Guarantor as a condition to the valid execution, delivery and performance by Guarantor of this Guaranty.

      (d) Valid and Binding Obligations. This Guaranty has been duly authorized, executed and delivered by Guarantor and constitutes the legal, valid and binding obligations of Guarantor, enforceable against Guarantor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles affecting the enforcement of creditors' rights generally or by equitable principles or by the exercise of discretion by any court.

      (e) Non-contravention: No Liens. Neither the execution and delivery of this Guaranty, nor the fulfillment of or compliance with the terms and conditions of this Guaranty nor the payment or performance of the Guaranteed
Obligations:

       (i) does or will conflict with or result in any breach or violation of any Applicable Law enacted or issued by any Governmental Authority or other agency having jurisdiction over Guarantor, any of the Mortgaged Properties or any other portion of the Collateral or assets of Guarantor, or any judgment or order applicable to Guarantor or to which Guarantor is subject;

       (ii) does or will conflict with or result in any material breach or violation of, or constitute a default under, any of the terms, conditions or provisions of Guarantor's Organizational Documents, any indenture, existing agreement or other instrument to which Guarantor is a party or to which Guarantor, any of the Mortgaged Properties or any other portion of the Collateral or other assets of Guarantor is subject; or

       (iii)does or will require the consent or approval of any creditor of Guarantor, any Governmental Authority or any other Person except such consents or approvals which have already been obtained.

      (f) Pending Litigation or Other Proceedings. Since the date of the most recent financial statements delivered to Lender pursuant to Section 8(b) of this Guaranty, there is no pending or, to the best knowledge of guarantor, threatened action, suit, proceeding or investigation, at law or in equity, before any court, board, body or official of any Governmental Authority or arbitrator which, if decided adversely to Guarantor, would have, or may reasonably be expected to have, a Material Adverse Effect on Guarantor. Guarantor is not in default with respect to any order of any Governmental Authority to any extent which would have, or may reasonably be expected to have, a Material Adverse Effect on Guarantor.

      (g) Solvency. Guarantor is not insolvent and will not be rendered insolvent by the transaction contemplated by this Guaranty and after giving effect to such transaction, Guarantor will not be left with an unreasonably small amount of capital with which to engage in its business or undertakings, nor will Guarantor have incurred, have intended to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature. Guarantor did not receive less than a reasonably equivalent value in exchange for incurrence of the Guaranteed Obligations. There (i) is no contemplated, pending or, to the best of Guarantor's knowledge, threatened bankruptcy, reorganization, receivership, insolvency or like proceeding, whether voluntary or involuntary, affecting Guarantor and (ii) has been no assertion or exercise of jurisdiction over Guarantor by any court empowered to exercise bankruptcy powers.

      (h) No Contractual Defaults. There are no material defaults by Guarantor or, to the knowledge of Guarantor, by any other Person under any contract to which Guarantor is a party other than defaults which do not have, and are not reasonably be expected to have, a Material Adverse Effect on Guarantor. Neither Guarantor nor, to the knowledge of Guarantor, any other Person, has received notice or has any knowledge of any existing circumstances in respect of which it could receive any notice of default or breach in respect of any contracts, which default would have, or which may reasonably be expected to have, a Material Adverse Effect on Guarantor.

      (i) Representations True and Correct. The representations and warranties made by Guarantor in this Guaranty are true, complete and correct in all material respects as of the Initial Closing Date and do not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

      (j) ERISA. Guarantor is in compliance in all material respects with all applicable provisions of ERISA and has not incurred any liability to the PBGC on a Plan under Title LV of ERISA. None of the assets of Guarantor constitute plan assets (within the meaning of Department of Labor Regulation ss. 2510.3-101) of any employee benefit plan subject to Title I of ERISA.

      (k) Financial Information. The financial statements of Guarantor which have been furnished to the Lender are complete and accurate in all material respects and present fairly the financial condition of Guarantor, as of its date in accordance with GAAP, applied on a consistent basis. Since the date of the most recent of such financial statements no event has occurred which would have, or may reasonably be expected to have a Material Adverse Effect on Guarantor, except as disclosed in any filings made by Guarantor or its affiliates with the United States Securities and Exchange Commission ("SEC"). Guarantor has no material contingent obligations which are not otherwise disclosed in its most recent financial statements except as disclosed in any filings made by Guarantor or its affiliates with the SEC.

      (1) Accuracy of Information. No information, statement or report furnished in writing to the Lender by Guarantor concerning the Guarantor in connection with this Guaranty or any other Loan Document or in connection with the consummation of the transactions contemplated hereby and thereby contains any material misstatement of fact or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading as of the date made, except to the extent that such misstatements and omissions when considered in the totality of such information, statements and reports furnished by Guarantor are not materially misleading in the aggregate; provided, however, the foregoing representation and warranty shall not apply to any information, statement or report prepared by any third party.

       (m) No Conflicts of Interest. To the best knowledge of Guarantor, no member, officer, agent or employee of the Lender has been or is in any manner interested, directly or indirectly, in that Person's own name, or in the name of any other Person, in the Guarantor (other than through the ownership of publicly traded shares of common stock of affiliates of the Guarantor or limited partnership units of Guarantor), the Loan Documents, or any Mortgaged Property, in any contract for property or materials to be furnished or used in connection with such Mortgaged Property or in any aspect of the transactions contemplated by the Loan Documents.

       (n) Governmental Approvals. To the best of Guarantor's knowledge, no Governmental Approval not already obtained or made is required for the execution and delivery of this Guaranty or the performance of the terms and provisions hereof by Guarantor.

      (o) Governmental Orders. Guarantor is not presently under any cease or desist order or other orders of a similar nature, temporary or permanent, of any Governmental Authority which would have the effect of preventing or hindering performance of its duties hereunder, nor are there any proceedings presently in progress or to its knowledge contemplated which would, if successful, lead to the issuance of any such order.

      (p) No Reliance. Guarantor acknowledges, represents and warrants that it understands the nature and structure of the transactions contemplated by this Guaranty and the other Loan Documents; that it is familiar with the provisions of all of the documents and instruments relating to such transactions; that it understands the risks inherent in such transactions, including the risk of loss of all or any of the Mortgaged Properties; and that it has not relied on the Lender or Fannie Mae for any guidance or expertise in analyzing the financial or other consequences of the transactions contemplated by this Guaranty or any other Loan Document or otherwise relied on the Lender or Fannie Mae in any manner in connection with interpreting, entering into or otherwise in connection with this Guaranty, any other Loan Document or any of the matters contemplated hereby or thereby.

      (q) Compliance with Applicable Law. Guarantor is in compliance with Applicable Law, including all Governmental Approvals, if any, except for such items of noncompliance that, singly or in the aggregate, have not had and are not reasonably expected to cause, a Material Adverse Effect on Guarantor.

       (r) Contracts with Affiliates. Except for the management agreement relating to each of the Mortgaged Properties or in the ordinary course of business and on terms which are no less favorable to the Guarantor than would be obtained in a corporate arms-length transaction with an unrelated third party, Guarantor has not entered into and is not a party to any material contract, lease or other agreement with any Affiliate of Guarantor for the provision of any service, materials or supplies relating to any Mortgaged Property.

      Section 8. Affirmative Covenants of Guarantor. Guarantor agrees and covenants with the Lender that, at all times during the Term of this Guaranty:

      (a) Maintenance of Existence. Guarantor shall maintain its existence and continue to be a limited partnership organized under the laws of the state of its organization. Guarantor shall continue to be duly qualified to do business in each jurisdiction in which such qualification is necessary to the conduct of its business and where the failure to be so qualified would adversely affect the validity of, the enforceability of, or the ability to perform, its obligations under this Guaranty.
(b) Financial Statements; Accountants' Reports: Other Information. The Guarantor shall keep and maintain at all times complete and accurate books of accounts and records in sufficient detail to correctly reflect all of the Guarantor's financial transactions and assets. In addition, the Guarantor shall furnish, or cause to be furnished, to the Lender the following:

            (i) So long as Guarantor is a reporting company under the Securities and Exchange Act of 1934 (the "`34 Act"), promptly upon their becoming available, copies of (A) all 10K's, 10Q's, 8K's, annual reports and proxy statements, and all replacement, substitute or similar filings or reports required to be filed after the date of this Guaranty by the SEC or other Governmental Authority exercising similar functions, and (B) all press releases and other statements made available generally by Guarantor to the public concerning material developments in the business of Guarantor.

             (ii) In the event Guarantor is not a reporting company under the '34 Act,

                   (A) Annual Financial Statements. As soon as available, and in any event within 90 days after the close of its fiscal year during the Term of this Agreement, the audited balance sheet of Guarantor as of the end of such fiscal year, the audited statement of income, equity and retained earnings of Guarantor for such fiscal year and the audited statement of cash flows of Guarantor for such fiscal year, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the prior fiscal year, prepared in accordance with GAAP, consistently applied, and accompanied by a certificate of Guarantor's independent certified public accountants to the effect that such financial statements have been prepared in accordance with GAAP, consistently applied, and that such financial statements fairly present the results of its operations and financial condition for the periods and dates indicated with such certification to be free of exceptions and qualifications as to the scope of the audit or as to the going concern nature of the business.

                   (B) Quarterly Financial Statements. As soon as available, and in any event within 45 days after each of the first three fiscal quarters of each fiscal year during the Term of this Agreement, the unaudited balance sheet of Guarantor as of the end of such fiscal quarter, the unaudited statement of income and retained earnings of Guarantor and the unaudited statement of cash flows of Guarantor for the portion of the fiscal year ended with the last day of such quarter, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the previous fiscal year, accompanied by a certificate of a member of Senior Management (which certificate shall be without personal liability to such officer) stating that such financial statements have been prepared in accordance with GAAP, consistently applied, and fairly present the results of its operations and financial condition for the periods and dates indicated subject to year end adjustments in accordance with GAAP.

            (iii) [Left blank intentionally]

             (iv) Other Reports. Promptly upon receipt thereof, all schedules, financial statements or other similar reports delivered by the Guarantor pursuant to the Loan Documents or reasonably requested by the Lender with respect to the Guarantor's business affairs or condition (financial or otherwise) subject to the confidentiality covenant set forth below.

            After the providing by Guarantor of any statement, report or other information on a collective basis to Standard & Poor's, Moody's Investors Service, Duff & Phelps, Fitch and/or any other rating agency, and/or after providing any statement, report or other information on a collective basis to the banks or other institutions providing unsecured lines of credit and loans to Guarantor, Guarantor shall promptly furnish such statement, report or other information to Lender.

            As used in this Paragraph (iv), the phrase "on a collective basis" means as provided to a group as a whole as opposed to an individual basis, e.g.., providing information to a rating agency or to a bank to respond to a particular request of such rating agency or bank.

            The Lender agrees to treat all Information received by it (I) under this Paragraph (iv) as confidential and (II) which Guarantor requests in writing to the Persons at the Lender who receive any Information regarding Guarantor that such information be treated as confidential; provided, however, that such Information may be disclosed (A) as required by law, (B) to officers, directors, employees, agents, partners, attorneys, auditors, accountants, engineers and other consultants of the Lender, or its successors or assigns, who need to know such Information, provided such Persons are instructed to treat such Information confidentially, (C) by the Lender to any successor or assign of such Person, (D) to any federal or state regulatory authority having jurisdiction over the Lender, or its successors or assigns, (E) to any other Person to which such delivery or disclosure may be necessary or appropriate (w) in compliance with any law, rule, regulation or order applicable to the Lender, or its successors or assigns, (x) in response to any subpoena or other legal process or information investigative demand, or (y) in connection with any litigation to which the Lender, or its successors or assigns, is a party. Guarantor agrees that Information subject to this Paragraph (iv) does not include information which (I) was publicly known, or otherwise known to the Lender, or its successors or assigns, at the time of disclosure, (II) subsequently becomes publicly known through no act of or omission by the Lender or its successors or assigns, other than through disclosure by Guarantor or by any other Person in violation of this Paragraph (iv) or any other confidentiality arrangement and the Lender, or its successors or assigns, has knowledge of such violation; provided, however, that in the event the disclosing Person shall reasonably endeavor to notify Guarantor thereof as soon as possible after such disclosure has been made and Guarantor shall be afford an opportunity to seek protective orders, or such other confidential treatment of such Information as Guarantor may deem reasonable.

            (v) Certification. All certifications required to be delivered pursuant to this Section 8(b) shall run directly to and be for the benefit of Lender and Fannie Mae.

      (c) Maintain Licenses. Guarantor shall procure and maintain in full force and effect all licenses, Permits, charters and registrations which are material to the conduct of its business and shall abide by and satisfy all terms and conditions of all such licenses, Permits, charters and registrations.

      (d) Access to Records; Discussions With Senior Management. To the extent permitted by law, Guarantor shall permit the Lender to:

            (i) inspect Guarantor's books and records related to the Borrower, Grantor and the Mortgaged Property;

            (ii) discuss Guarantor's affairs, finances and accounts with Guarantor's Senior Management or, provided that Senior Management of Guarantor has been given the opportunity by Lender to be a party to such discussions, property managers and independent public accountants;

            (iii) provided that Senior Management of Guarantor has been given the opportunity by Lender to be a party to such discussions, discuss the Mortgaged Properties' conditions, operations or maintenance with the managers of such Mortgaged Properties and the officers and employees of Guarantor; and

            (iv) receive any other information that the Lender deems reasonably necessary or relevant in connection with the Guaranty, any Loan Document or the Guaranteed Obligations.

Notwithstanding the foregoing, prior to an Event of Default or Potential Event of Default, all inspections shall be conducted at reasonable times during normal business hours and upon reasonable notice to the Guarantor.

      (e) Inform the Lender of Material Events. Guarantor shall promptly, but in any event within five (5) Business Days, inform the Lender in writing of any of the following (and shall deliver to the Lender copies of any related written communications, complaints, orders, judgments and other documents relating to the following) of which Guarantor has actual knowledge:

            (i) Defaults. The occurrence of any Event of Default or any Potential Event of Default under any Loan Document;

            (ii) Bankruptcy Proceedings. The commencement of any proceedings by or against Guarantor under any applicable bankruptcy, reorganization, liquidation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, trustee or other similar official is sought to be appointed for it;

            (iii)  Accounting  Changes.   Any  material  change  in  Guarantor's
       accounting policies or financial reporting practices; and

            (iv) Restructuring of Guarantor. Any restructuring or reorganization of any Guarantor.

      (f)  ERISA.  Guarantor  shall at all  times  remain in  compliance  in all
material   respects  with  all  applicable   provisions  of  ERISA  and  similar
requirements of the PBGC.

      (g) Further Assurances. Provided they do not materially increase the Guaranteed Obligations of Guarantor, Guarantor, at the request of the Lender, but without incurring any liability beyond the Guaranteed Obligations, shall execute and deliver and, if necessary, file or record such statements, documents, agreements, UCC financing and continuation statements and such other instruments and take such further action as the Lender from time to time may request as reasonably necessary, desirable or proper to carry out more effectively the purposes of this Guaranty or any of the other Loan Documents or to subject the Collateral to the lien and security interests of the Loan Documents or to evidence, perfect or otherwise implement, to assure the lien and security interests intended by the terms of the Loan Documents or in order to exercise or enforce its rights under the Loan Documents.

      (h) Monitoring Compliance. Upon the request of the Lender, but without incurring any liability beyond the Guaranteed Obligations, from time to time, Guarantor shall promptly provide to the Lender such documents, certificates and other information as may be deemed reasonably necessary to enable the Lender to perform its functions under the Servicing Agreement as the same relates to the Guarantor.

      Section 9.  Negative Covenants of Guarantor.

      (a) Liquidation. Guarantor shall not dissolve or liquidate in whole or in part.

      (b) Principal Place of Business. Guarantor shall not change its principal place of business or the location of its books and records without first giving 10 days' prior written notice to the Lender.

      Section 10. Financial Covenants. Guarantor agrees and covenants with the Lender that, at all times during the Term of this Guaranty, the Net Worth of the REIT, the Guarantor and the Subsidiaries on a consolidated basis shall not be below $1,500,000,000.

      Section 11. Expenses. Guarantor agrees to pay all reasonable costs and out-of-pocket expenses, including court costs and expenses and the reasonable fees and disbursements of legal counsel, incurred by or on behalf of Lender in connection with the enforcement of Guarantor's obligations under this Guaranty or the protection of Lender's rights under this Guaranty. The covenants contained in this Section shall survive the payment of the Guaranteed Obligations.

      Section 12. Condition of Borrower and Grantor. Guarantor is fully aware of the financial condition of Borrower and Grantor and is executing and delivering this Guaranty based solely upon Guarantor's own independent investigation of all matters pertinent hereto and is not relying in any manner upon any representation or statement made by Lender. Guarantor represents and warrants that Guarantor is in a position to obtain, and Guarantor hereby assumes full responsibility for obtaining, any additional information concerning Borrower's or Grantor's financial condition and any other matters pertinent hereto as Guarantor may desire and Guarantor is not relying upon or expecting Lender to furnish to Guarantor any information now or hereafter in Lender's possession concerning the same or any other matter. By executing this Guaranty, Guarantor knowingly accepts the full range of risks encompassed within a contract of this type, which risks Guarantor acknowledges.
      Section 13. Further Assurances. Guarantor agrees at any time and from time to time upon request by Lender to take, or cause to be taken, any action and to execute and deliver any additional documents which, in the reasonable opinion of Lender, may be necessary in order to assure to Lender the full benefits of this Guaranty, so long as any such action does not materially increase Guarantor's Guaranteed Obligations hereunder or materially decrease its rights hereunder.

      Section 14. Subordination. Guarantor hereby irrevocably and unconditionally agrees that any claims, direct or indirect, Guarantor may have by subrogation or other form of reimbursement, against Borrower, Grantor or to any security or any interest therein, by virtue of this Guaranty or as a consequence of any payment made by Guarantor pursuant to this Guaranty, shall be fully subordinated in time and right of payment to the payment in full of the Guaranteed Obligations and all other obligations of Guarantor to Lender under this Guaranty.

      Section 15. No Subrogation. Guarantor shall not have any right of subrogation against Borrower or Grantor by reason of any payment by Guarantor under this Guaranty until such time as all of the Guaranteed Obligations have been satisfied in full. Nothing in the foregoing shall affect any claim which any Guarantor has against Borrower or Grantor under the terms of the Organizational Documents of the Borrower.

      Section 16. Insolvency and Liability of Borrower or Grantor. So long as any of the Guaranteed Obligations is unpaid and this Guaranty is in effect, and to the extent not prohibited by the applicable bankruptcy court, Guarantor agrees to file all claims against Borrower or Grantor in any bankruptcy or other proceeding in which the filing of claims is required by law in connection with indebtedness owed by Borrower or Grantor to Guarantor and to assign to Lender all rights of Guarantor thereunder up to the lesser of (i) the amount of such indebtedness or (ii) the amount of the Guaranteed Obligations. In all such cases the Person or Persons authorized to pay such claims shall pay to Lender the full amount thereof to the full extent necessary to pay the Guaranteed Obligations, and Guarantor hereby assigns to Lender all of Guarantor's rights to all such payments to which Guarantor would otherwise be entitled. Notwithstanding the foregoing, and except to the extent that any sums owed by Borrower or Grantor to Lender under the Loan Documents shall have been fully satisfied thereby, the liability of Guarantor hereunder shall in no way be affected by

      (a) the release or discharge of Borrower or Grantor in any creditors', receivership, bankruptcy or other proceedings; or

      (b) the impairment, limitation or modification of the liability of Borrower or the estate of Borrower or Grantor in bankruptcy resulting from the operation of any present or future provisions of the Bankruptcy Code or other statute or from the decision in any court.

      Section 17. Preferences, Fraudulent Conveyances, Etc. If Lender is required to refund, or voluntarily refunds, any payment received from Borrower or Grantor because such payment is or may be avoided, invalidated, declared fraudulent, set aside or determined to be void or voidable as a preference, fraudulent conveyance, impermissible setoff or a diversion of trust funds under the bankruptcy laws or for any similar reason, including, without limitation, any judgment, order or decree of any court or administrative body having jurisdiction over Lender or any of its property, or any settlement or compromise of any claim effected by Lender with Borrower or Grantor or other claimant (a "Rescinded Payment"), then Guarantor's liability to Lender shall continue in full force and effect, or Guarantor's liability to Lender shall be reinstated, as the case may be, with the same effect and to the same extent as if the Rescinded Payment had not been received by Lender (but only to the extent such Rescinded Payment was part of the Guaranteed Obligations hereunder), notwithstanding the cancellation or termination of any Note or any of the other Loan Documents. In addition, Guarantor shall pay, or reimburse Lender for, all expenses (including all reasonable attorneys' fees, court costs and related disbursements) incurred by Lender in the defense of any claim that a payment received by Lender in respect of all or any part of the Guaranteed Obligations from Guarantor must be refunded. The provisions of this Section shall survive the termination of this Guaranty and any satisfaction and discharge of Borrower by virtue of any payment, court order or any federal or state law.

      Section 18. Waiver. Neither this Guaranty nor any term hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by Lender and Guarantor expressly referring to this Guaranty and to the provisions so changed or limited. No such waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of Lender in exercising any right under this Guaranty shall operate as a waiver thereof or otherwise by prejudice thereto.

      Section 19. Notices. All notices or other communications hereunder shall be sufficiently given and shall be deemed given when sent in the manner prescribed by the Loan Agreement addressed to the parties as follows:

      As to the Guarantor:    AIMCO
                        2000 S. Colorado Blvd., Tower Two
                        Suite 2-1000
                        Denver, Colorado  80222
                        Attn:  Senior Vice President-Debt & Securities

      with a copy to:         Bryan Cave, LLP
                        Attention:  Stephen S. Sparks
                        3500 One Kansas City Place
                        1200 Main Street
                        Kansas City, Missouri  64105-2100

      If to Lender or Fannie Mae:  As provided in the Loan Agreement.

      Section 20. Assignability by Lender. Lender may, without notice to Guarantor, assign or transfer the Loans and the Loan Documents, in whole or in part. In such event, each and every immediate and successive assignee, transferee or holder of all or any part of the Loans and the Loan Documents shall have the right to enforce this Guaranty, by legal action or otherwise, as fully as if such assignee, transferee, or holder were by name specifically given such right and power in this Guaranty. Lender shall have an unimpaired right to enforce this Guaranty for its benefit as to so much of the Loans and the Loan Documents as Lender has not sold, assigned or transferred.

      Section 21. Guarantor Bound by Judgment Against Borrower. Guarantor shall be conclusively bound, in any jurisdiction, by the judgment in any action by Lender against Borrower or Grantor in connection with the Loan Documents (wherever instituted) as if Guarantor were a party to such action even if not so joined as a party.

      Section 22. Governing Law. The provisions of Section 11.06 of the Loan Agreement (entitled Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial) are hereby incorporated into this Agreement by this reference to the fullest extent as if the text of such Section were set forth in its entirety herein.

      Section 23. Invalid Provisions. If any provision of this Guaranty or the application thereof to Guarantor or any circumstance in any jurisdiction whose laws govern this Guaranty shall, to any extent, be invalid or unenforceable under any applicable statute, regulation or rule of law, then such provision shall be deemed inoperative to the extent of such invalidity or unenforceability and shall be deemed modified to conform to such statute, regulation or rule or law. The remainder of this Guaranty and the application of any such invalid or unenforceable provision to parties, jurisdictions or circumstances other than those to whom or to which it is held invalid or unenforceable, shall not be affected by such invalidity or unenforceability nor shall such invalidity or unenforceability affect the validity or enforceability of any other provision of this Guaranty.

      Section 24. General Provisions. This Guaranty shall be binding upon the respective successors and assigns of Guarantor, and shall inure to the benefit of Lender and its successors and assigns, including, without limitation, each successive holder of the Note. The descriptive headings of the Sections of the Guaranty have been inserted herein for convenience of reference only and shall not define or limit the provisions hereof.

      IN WITNESS WHEREOF, Guarantor has signed this Guaranty under seal as of the day and year first above written.

                          AIMCO PROPERTIES, L.P., a Delaware limited partnership

                          By: AIMCO-GP, Inc., a Delaware corporation, its general partner



                          By:  Patti K. Fielding
                               Senior Vice President

                                                                  Exhibit 10(l)

                                                     Spring Hill Lake Apartments

             CONSOLIDATED,  AMENDED AND RESTATED PAYMENT GUARANTY
(To Be Secured by Consolidated, Amended and Restated Indemnity Multifamily
                                 Deed of Trust)

      This Consolidated, Amended and Restated Payment Guaranty ("Guaranty") is entered into as of November 1, 2002, by the undersigned (the "Guarantor" whether one or more), for the benefit of GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation, and/or any subsequent holder of the Note (the "Lender").

                                      RECITALS

      A. SPRINGHILL LAKE INVESTORS LIMITED PARTNERSHIP, a Maryland limited partnership (the "Borrower") has requested that Lender make a loan to Borrower in the amount of $113,100,000.00 (the "Loan"). The Loan will be evidenced by a Consolidated, Amended and Restated Multifamily Note from Borrower to Lender dated as of the date of this Guaranty (the "Note"), executed by Borrower. The Note and this Guaranty are executed and delivered pursuant to one of either (i) that certain Amended and Restated Loan Agreement, dated as of September 16, 2002, by and among certain borrowers signatory thereto and Lender or (ii) that certain Loan Agreement dated as of November 1, 2002, by and among certain borrowers signatory thereto and Lender. As used herein, the term "Loan
Agreement" shall mean whichever of the loan agreements described in the preceding sentence shall apply from time to time in accordance with their respective terms, along with all amendments, supplements, replacements, restatements or other modifications thereto or thereof from time to time made (the "Loan Agreement"). This Guaranty will be secured by a Consolidated, Amended and Restated Indemnity Multifamily Deed of Trust, dated the same date as this Guaranty (the "Security Instrument"), encumbering the real property described in the Security Instrument (the "Property").

      B. Guarantor has an economic interest in Borrower or will otherwise obtain a material financial benefit from the Loan.

      C. As a condition to making the Loan to Borrower, Lender requires that the Guarantor execute this Guaranty.

      D. This Guaranty consolidates, amends and restates in their entirety (i) that certain Amended and Restated Guaranty and Indemnity Agreement dated as of April 30, 1993, entered into by Guarantor for the benefit of Marvin M. Franklin, Mark P. Snyderman and J. Grant Monohan, as Trustees of AEW #207 Trust (the "Prior Lender") and (ii) that certain Second Guaranty and Indemnity Agreement dated as of April 30, 1993, entered into by Guarantor for the benefit of Prior Lender (together, the "Prior Guaranty"), which Prior Guaranty has been assigned to Lender.

      NOW, THEREFORE, in order to induce Lender to make the Loan to Borrower, and in consideration thereof, Guarantor agrees as follows:

      1. "Indebtedness" and other capitalized terms used but not defined in this Guaranty shall have the meanings assigned to them in the Loan Agreement and/or the Security Instrument.

      2. Guarantor hereby absolutely, unconditionally and irrevocably guarantees to Lender the full and prompt payment when due, whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter, and the full and prompt performance when due, of all of the following:

      (a)   The entire Indebtedness.

      (b) The payment and performance of all of Borrower's obligations under any Loan Document.

      (c) All costs and expenses, including reasonable fees and out of pocket expenses of attorneys and expert witnesses, incurred by Lender in enforcing its rights under this Guaranty, the Security Instrument, and any Loan Document.

      3. The obligations of Guarantor under this Guaranty shall survive any foreclosure proceeding, any foreclosure sale, any delivery of any deed in lieu of foreclosure, and any release of record of the Security Instrument.

      4.    Guarantor's   obligations   under  this   Guaranty   constitute   an
            unconditional guaranty of payment and not merely a guaranty of collection.

      5. The obligations of Guarantor under this Guaranty shall be performed without demand by Lender and shall be unconditional irrespective of the genuineness, validity, regularity or enforceability of the Note, the Security Instrument, or any other Loan Document, and without regard to any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or a guarantor. Guarantor hereby waives the benefit of all principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Guaranty and agrees that Guarantor's obligations shall not be affected by any circumstances, whether or not referred to in this Guaranty, which might otherwise constitute a legal or equitable discharge of a surety or a guarantor. Guarantor hereby waives the benefits of any right of discharge under any and all statutes or other laws relating to guarantors or sureties and any other rights of sureties and guarantors thereunder. Without limiting the generality of the foregoing, Guarantor hereby waives, to the fullest extent permitted by law, diligence in collecting the Indebtedness, presentment, demand for payment, protest, all notices with respect to the Note and this Guaranty which may be required by statute, rule of law or otherwise to preserve Lender's rights against Guarantor under this Guaranty, including notice of acceptance, notice of any amendment of the Loan Documents, notice of the occurrence of any default or Event of Default, notice of intent to accelerate, notice of acceleration, notice of dishonor, notice of foreclosure, notice of protest, and notice of the incurring by Borrower of any obligation or indebtedness. Guarantor also waives, to the fullest extent permitted by law, all rights to require Lender to (a) proceed against Borrower or any other guarantor of Borrower's payment or performance with respect to the Indebtedness (an "Other Guarantor"),
            (b) if Borrower or any guarantor is a partnership, proceed against any general partner of Borrower or the guarantor, (c) proceed against or exhaust any collateral held by Lender to secure the repayment of the Indebtedness, or (d) pursue any other remedy it may now or hereafter have against Borrower, or, if Borrower is a partnership, any general partner of Borrower.

      6. At any time or from time to time and any number of times, without notice to Guarantor and without affecting the liability of Guarantor, (a) the time for payment of the principal of or interest on the Indebtedness may be extended or the Indebtedness may be renewed in whole or in part; (b) the time for Borrower's performance of or compliance with any covenant or agreement contained in the Note, or any other Loan Document, whether presently existing or hereinafter entered into, may be extended or such performance or compliance may be waived; (c) the maturity of the Indebtedness may be accelerated as provided in the Note, the Security Instrument, or any other Loan Document; (d) the Note, or any other Loan Document may be modified or amended by Lender and Borrower in any respect, including an increase in the principal amount; and (e) any security for the Indebtedness may be modified, exchanged, surrendered or otherwise dealt with or additional security may be pledged or mortgaged for the Indebtedness.

      7. If more than one person executes this Guaranty, the obligations of those persons under this Guaranty shall be joint and several. Lender, in its discretion, may (a) bring suit against Guarantor, or any one or more of the Persons constituting Guarantor, and any Other Guarantor, jointly and severally, or against any one or more of them; (b) compromise or settle with any one or more of the Persons constituting Guarantor, or any Other Guarantor, for such consideration as Lender may deem proper; (c) release one or more of the Persons constituting Guarantor, or any Other Guarantor, from liability; and (d) otherwise deal with Guarantor and any Other Guarantor, or any one or more of them, in any manner, and no such action shall impair the rights of Lender to collect from Guarantor any amount guaranteed by Guarantor under this Guaranty. Nothing contained in this paragraph shall in any way affect or impair the rights or obligations of Guarantor with respect to any Other Guarantor.

      8. Any indebtedness of Borrower held by Guarantor now or in the future is and shall be subordinated to the Indebtedness and any such indebtedness of Borrower shall be collected, enforced and received by Guarantor, as trustee for Lender, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

      9. Guarantor shall have no right of, and hereby waives any claim for, subrogation or reimbursement against Borrower or any general partner of Borrower by reason of any payment by Guarantor under this Guaranty, whether such right or claim arises at law or in equity or under any contract or statute, until the Indebtedness has been paid in full and there has expired the maximum possible period thereafter during which any payment made by Borrower to Lender with respect to the Indebtedness could be deemed a preference under the United States Bankruptcy Code.

      10. If any payment by Borrower is held to constitute a preference under any applicable bankruptcy, insolvency, or similar laws, or if for any other reason Lender is required to refund any sums to Borrower, such refund shall not constitute a release of any liability of Guarantor under this Guaranty. It is the intention of Lender and Guarantor that Guarantor's obligations under this Guaranty shall not be discharged except by Guarantor's performance of such obligations and then only to the extent of such performance.

      11. Guarantor shall from time to time, upon request by Lender, deliver to Lender such financial statements as Lender may reasonably require.

      12. Lender may assign its rights under this Guaranty in whole or in part and, upon any such assignment, all the terms and provisions of this Guaranty shall inure to the benefit of such assignee to the extent so assigned. The terms used to designate any of the parties herein shall be deemed to include the heirs, legal representatives, successors and assigns of such parties.

      13. This Guaranty and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements. There are no unwritten oral agreements between the parties. All prior or contemporaneous agreements, understandings, representations, and statements, oral or written, are merged into this Guaranty and the other Loan Documents. Guarantor acknowledges that it has received a copy of the Note and all other Loan Documents. Neither this Guaranty nor any of its provisions may be waived, modified, amended, discharged, or terminated except by an agreement in writing signed by the party against which the enforcement of the waiver, modification, amendment, discharge, or termination is sought, and then only to the extent set forth in that agreement.

      14. Guarantor agrees that any controversy arising under or in relation to this Guaranty shall be litigated exclusively in the jurisdiction where the Land is located (the "Property Jurisdiction"). The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have exclusive jurisdiction over all controversies which shall arise under or in relation to this Guaranty, the Note, the Security Instrument or any other Loan Document. Guarantor irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.

      15. Guarantor (or each Guarantor, if more than one) agrees to notify Lender (in the manner for giving notices provided in Section 31 of the Security Instrument) of any change in Guarantor's address within 10 Business Days after such change of address occurs.

      16. GUARANTOR AND LENDER EACH (A) AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS GUARANTY OR THE
            RELATIONSHIP BETWEEN THE PARTIES AS GUARANTOR AND LENDER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

      17.   Limits on Personal Liability.

      (a) Except as otherwise provided in this Paragraph 17, Guarantor shall have no personal liability under this Guaranty, the Security Instrument or any other Loan Document for the repayment of the Indebtedness or for the performance of any other obligations of Borrower and/or Guarantor under the Loan Documents, and Lender's only recourse for the satisfaction of the Indebtedness and the performance of such obligations shall be Lender's exercise of its rights and remedies with respect to the Property and any other collateral held by Lender as security for the Indebtedness. This limitation on Guarantor's liability shall not limit or impair Lender's enforcement of its rights against any Other Guarantor of the Indebtedness or any guarantor of any obligations of Borrower.

      (b) Guarantor shall be personally liable to Lender for the repayment of a portion of the Indebtedness equal to any loss or damage suffered by Lender as a result of (1) failure of Guarantor to pay to Lender upon demand after an Event of Default, all Rents to which Lender is entitled under Section 3(a) of the Security Instrument and the amount of all security deposits collected by Guarantor from tenants then in residence; (2) failure of Guarantor to apply all insurance proceeds and condemnation proceeds as required by the Security Instrument; (3) failure of Guarantor to comply with Section 14(d) or
            (e) of the Security Instrument relating to the delivery of books and records, statements, schedules and reports; (4) fraud or written material misrepresentation by Borrower, Guarantor, Key Principal or any officer, director, partner, member or employee of Borrower or Guarantor in connection with the application for or creation of the Indebtedness or any request for any action or consent by Lender; or
            (5) failure of Guarantor to apply Rents, first, to the payment of reasonable operating expenses (other than Property management fees that are not currently payable pursuant to the terms of an Assignment of Management Agreement or any other agreement with Lender executed in connection with the Loan) and then to amounts ("Debt Service Amounts") payable under the Note, this Guaranty, the Security Instrument or any other Loan Document (except that
            Guarantor will not be personally liable (i) to the extent that Guarantor lacks the legal right to direct the disbursement of such sums because of a bankruptcy, receivership or similar judicial proceeding, or (ii) with respect to Rents that are distributed in any calendar year if Guarantor has paid all operating expenses and Debt Service Amounts for that calendar year).

      (c) Guarantor shall become personally liable to Lender for the repayment of all of the Indebtedness upon the occurrence of any of the following Events of Default: (1) Guarantor's acquisition of any property or operation of any business not permitted by Section 33 of the Security Instrument; or (2) a Transfer that is an Event of
            Default under Section 21 of the Security Instrument; or (3) Borrower's acquisition of any property or operation of any business not permitted by Section 22 of the Note.

      (d) To the extent that Guarantor has personal liability under this Paragraph 17, Lender may exercise its rights against Guarantor personally without regard to whether Lender has exercised any rights against the Property or any other security, or pursued any rights against any guarantor, or pursued any other rights available to Lender under the Note, this Guaranty, the Security Instrument, any other Loan Document or applicable law. For purposes of this Paragraph 17, the term "Property" shall not include any funds that
            (1) have been applied by Guarantor as required or permitted by the Security Instrument prior to the occurrence of an Event of Default, or (2) Guarantor was unable to apply as required or permitted by the Security Instrument because of a bankruptcy, receivership, or similar judicial proceeding.

      IN WITNESS WHEREOF, Guarantor has signed and delivered this Guaranty under seal or has caused this Guaranty to be signed and delivered by its duly authorized representative under seal.

            -----
             X       Exhibit A     Modifications
            -----




                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                     GUARANTOR:

                                    FIRST SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership

                                    By:   Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                          By:   Three Winthrop Properties,
                                                Inc., a Massachusetts
                                                corporation, its managing
                                                general partner
Social Security/Employer ID No.:
04-2852803

                                          By:  (SEAL)
                                                Patrick J. Foye
                                                Vice President -
                                                Residential


                                    SECOND SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership

                                    By:   Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                          By:   Three Winthrop Properties,
                                                Inc., a Massachusetts
                                                corporation, its managing
                                                general partner

Social Security/Employer ID No.:
04-2852804
                                                By: (SEAL)
                                                     Patrick J. Foye
                                                     Vice President -
                                                     Residential

                                    THIRD SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership

                                    By:   Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                          By:   Three Winthrop Properties,
                                                Inc., a Massachusetts
                                                corporation, its managing
                                                general partner
Social Security/Employer ID No.:
04-2852818

                                          By:  (SEAL)
                                                Patrick J. Foye
                                                Vice President -
                                                Residential


                                    FOURTH SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership

                                    By:   Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                          By:   Three Winthrop Properties,
                                                Inc., a Massachusetts
                                                corporation, its managing
                                                general partner

Social Security/Employer ID No.:
04-2852819
                                           By:  (SEAL)
                                                 Patrick J. Foye
                                                 Vice President -
                                                 Residential

                                    FIFTH SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership

                                    By:   Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                          By:   Three Winthrop Properties,
                                                Inc., a Massachusetts
                                                corporation, its managing
                                                general partner
Social Security/Employer ID No.:
04-2852820

                                           By:  (SEAL)
                                                 Patrick J. Foye
                                                 Vice President -
                                                 Residential


                                    SIXTH SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership

                                    By:   Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                          By:   Three Winthrop Properties,
                                                Inc., a Massachusetts
                                                corporation, its managing
                                                general partner

Social Security/Employer ID No.:
04-2852821
                                          By:  (SEAL)
                                                Patrick J. Foye
                                                Vice President -
                                                Residential

                                    SEVENTH SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership

                                    By:   Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                          By:   Three Winthrop Properties,
                                                Inc., a Massachusetts
                                                corporation, its managing
                                                general partner

Social Security/Employer ID No.:
04-2852823
                                        By:    (SEAL)
                                                Patrick J. Foye
                                                Vice President -
                                                Residential


                                    EIGHTH SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership

                                    By:   Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                          By:   Three Winthrop Properties,
                                                Inc., a Massachusetts
                                                corporation, its managing
                                                general partner

Social Security/Employer ID No.:
04-2852825
                                           By: (SEAL)
                                                Patrick J. Foye
                                                Vice President -
                                                Residential

                                    NINTH SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership

                                    By:   Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                          By:   Three Winthrop Properties,
                                                Inc., a Massachusetts
                                                corporation, its managing
                                                general partner
Social Security/Employer ID No.:
04-2852827

                                           By: (SEAL)
                                                Patrick J. Foye
                                                Vice President -
                                                Residential


                                    SPRINGHILL COMMERCIAL LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership

                                    By:   Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                          By:   Three Winthrop Properties,
                                                Inc., a Massachusetts
                                                corporation, its managing
                                                general partner
Social Security/Employer ID No.:
04-2926871

                                          By:  (SEAL)
                                                Patrick J. Foye
                                                Vice President -
                                                Residential

                                    SPRINGFIELD FACILITIES, LLC, a Maryland
                                       limited liability company (successor
                                       by merger to Springfield Facilities,
                                       Inc., Maryland corporation)

                                    By:  Springhill Commercial Limited
                                         Partnership, a Maryland limited
                                         partnership, its sole member

                                         By: Springhill Lake Investors
                                             Limited Partnership, a Maryland
                                             limited partnership, its sole
                                             general partner

                                             By:  Three Winthrop Properties,
                                                  Inc., a Massachusetts
                                                  corporation, its managing
                                                  general partner

Social Security/Employer ID No.:

                                             By: (SEAL)
                                                  Patrick J. Foye
                                                  Vice President -
                                                  Residential

                                    EXHIBIT A

                        MODIFICATIONS TO PAYMENT GUARANTY

The following modifications are made to the text of the Note:

1. Section 17(b)(4) is modified by deleting "or" at the end thereof.

2. Section 17(b)(5) is modified to read as follows:

      "(5) failure to apply Rents, first, to the payment of reasonable operating expenses (other than Property management fees that are not currently payable pursuant to the terms of an Assignment of Management Agreement or any other agreement with Lender executed in connection with the Loan) and then to amounts ("Debt Service Amounts") payable under this Note, this Guaranty, the Security Instrument or any other Loan Document (except that Guarantor will not be personally liable (i) to the extent that Guarantor lacks the legal right to direct the disbursement of such sums because of a bankruptcy, receivership or similar judicial proceeding, or (ii) with respect to Rents that are distributed in any calendar quarter if Guarantor has paid all operating expenses and Debt Service Amounts for such calendar quarter to date); or"

3. A new Section 17(b)(6) is added following Section 17(b)(5), stating as follows:

      "(6) failure to pay when due any water and sewer charges, fire, hazard or other insurance premiums and ground rents owing from time to time in connection with the Mortgaged Property."

                                                                   Exhibit 10(m)

                                                   Spring Hill Lake Apartments

                   COMPLETION/REPAIR AND SECURITY AGREEMENT

      THIS COMPLETION/REPAIR AND SECURITY AGREEMENT (this "Agreement") is made this 1st day of November, 2002 by FIRST SPRINGHILL LAKE LIMITED PARTNERSHIP, a Maryland limited partnership, SECOND SPRINGHILL LAKE LIMITED PARTNERSHIP, a
Maryland  limited  partnership,  THIRD  SPRINGHILL LAKE LIMITED  PARTNERSHIP,  a
Maryland limited  partnership,  FOURTH  SPRINGHILL LAKE LIMITED  PARTNERSHIP,  a
Maryland  limited  partnership,  FIFTH  SPRINGHILL LAKE LIMITED  PARTNERSHIP,  a
Maryland  limited  partnership,  SIXTH  SPRINGHILL LAKE LIMITED  PARTNERSHIP,  a
Maryland limited  partnership,  SEVENTH SPRINGHILL LAKE LIMITED  PARTNERSHIP,  a
Maryland limited  partnership,  EIGHTH  SPRINGHILL LAKE LIMITED  PARTNERSHIP,  a
Maryland  limited  partnership,  NINTH  SPRINGHILL LAKE LIMITED  PARTNERSHIP,  a
Maryland limited partnership, SPRINGHILL COMMERCIAL LIMITED PARTNERSHIP, a Maryland limited partnership and SPRINGFIELD FACILITIES, LLC, a Maryland limited liability company, successor by merger to Springfield Facilities, Inc., a Maryland corporation (collectively, "Guarantor"), and GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation its successors, transferees and assigns ("Lender").

                                    RECITALS:

      A. This Agreement is being executed in connection with Lender's making a mortgage loan to SPRINGHILL LAKE INVESTORS LIMITED PARTNERSHIP, a Maryland
limited   partnership   ("Borrower")  in  the  original   principal   amount  of
$113,100,000.00 (the "Loan"). The proceeds of the Loan will be loaned to Guarantor to finance a multifamily project known as Spring Hill Lake Apartments, and located in Prince George's County, Maryland (the "Property").

      B. The Loan is evidenced by a Consolidated, Amended and Restated Multifamily Note (the "Note"), dated the date of this Agreement, made by Borrower and is guaranteed by Guarantor pursuant to a Consolidated Amended and Restated Payment Guaranty secured by, among other things, a Consolidated, Amended and Restated Indemnity Multifamily Deed of Trust, Assignment of Rents and Security Agreement (the "Security Instrument"), dated the date of this Agreement, granting a first lien on the Property. The Note, Security Instrument, this Agreement and all other documents executed in connection with the Loan are collectively referred to as the "Loan Documents".

      C. Lender requires as a condition of making the Loan that Guarantor deposit with Lender the Deposit (as defined below) as additional security for all of the Guarantor's obligations under the Loan Documents to which it is a party.

      NOW,  THEREFORE,  in  consideration  of the above and the mutual  promises
contained  in  this  Agreement,   the  receipt  and  sufficiency  of  which  are
acknowledged, Guarantor and Lender agree as follows:

      1. Deposits to the Completion/Repair

      (a) Guarantor agrees to deposit with Lender the sum of $7,847,500.00 (the "Deposit") upon execution of this Agreement. The Deposit represents 125 percent of the estimated cost to complete the "Repairs" (defined in Section 2 below).

      (b) Lender shall deposit the Deposit in an account (the "Collateral Account") which meets the standards for custodial accounts as required by Lender from time to time. Lender shall not be responsible for any losses resulting from investment of the Collateral Account or for obtaining any specific level or percentage of earnings on such investment. (The Deposit, and all other funds from time to time in the Collateral Account are collectively referred to as the "Collateral Account Funds".) All investment earnings on funds in the Collateral Account shall be added to and become part of the Collateral Account Funds.

      2. Additional Security. Guarantor assigns to Lender all of Guarantor's interest in the Deposit, the Collateral Account Funds and the Collateral Account as additional security for all of Guarantor's and Borrower's obligations under the Loan Documents; provided, however Lender shall make disbursements from the Collateral Account in accordance with the terms of this Agreement. Except as otherwise provided in Sections 4(h) and 6.2 of this Agreement, Lender shall make disbursements from the Collateral Account to reimburse Guarantor for the costs of those repairs and improvements to the Property described on Exhibit A to this Agreement (the "Repairs") in accordance with the terms of this Agreement.

      3. Agreement to Complete Repairs. Guarantor shall commence the Repairs immediately following the execution of this Agreement (or as soon thereafter as weather reasonably shall permit) and shall at all times thereafter diligently pursue the completion of all Repairs. Guarantor shall complete all Repairs no later than [SEE EXHIBIT A] months after the date of this Agreement (the "Completion Period"), unless another date for completion of such Repair is set forth on Exhibit A, in which case Guarantor shall complete such Repair no later than the date specified on Exhibit A. All Repairs shall be made in a good and workmanlike manner and shall be completed free and clear of any mechanic's or materialman's liens and encumbrances. Guarantor shall pay all costs necessary for completion of the Repairs without regard to the sufficiency of the funds in the Collateral Account.

      4. Disbursements from the Collateral Account.

      (a) Upon written request from Guarantor and satisfaction of the requirements set forth in Sections 4 and 5 of this Agreement, Lender shall disburse to Guarantor amounts from the Collateral Account to reimburse Guarantor for the actual cost of each Repair (but not exceeding 125 percent of the original estimated cost of such Repair as set forth on Exhibit A, unless Lender has agreed to reimburse Guarantor for such excess cost pursuant to Section 4(g)) upon completion of such Repairs (or, upon the partial completion of any Repairs made pursuant to Section 4(e) below). Notwithstanding the preceding, Lender shall not be required to disburse any amounts which would cause the amount of funds remaining in the Collateral Account after any disbursement (other than with respect to the final disbursement) to be less than 125 percent of the then current estimated cost of completing all remaining Repairs. In no event shall Lender be obligated to disburse Collateral Account Funds if a default exists under this Agreement or if an event shall have occurred and then be existing that with notice and/or the lapse of time would constitute a default or an Event of Default under any of the Loan Documents.

      (b) Each request for disbursement from the Collateral Account shall be made on a form provided or approved by Lender and shall specify (i) the specific Repairs for which payment is requested, (ii) the quantity and price of each item purchased, if the Repair includes the purchase or replacement of specific items (such as appliances), (iii) the price of all materials (grouped by type or category) used in any Repair other than the purchase or replacement of specific items, and (iv) the cost of all contracted labor or other services involved in the Repairs for which such request for disbursement is made. Guarantor shall certify that the Repairs covered by the requisition have been completed in a good and workmanlike manner and in accordance with any plans and specifications previously approved by Lender and that all such Repairs are in compliance with all applicable laws, ordinances, rules and regulations of any governmental authority, agency or instrumentality having jurisdiction over the Property. Each request for reimbursement shall include copies of invoices for all items or materials purchased and all labor or services provided and, unless Lender has agreed to issue joint checks as described below in connection with a particular Repair, shall include evidence of payment satisfactory to Lender.

      (c) Unless Lender has agreed to issue joint checks in connection with a particular Repair, Guarantor shall pay all invoices prior to submitting a request for disbursement from the Collateral Account. Lender, at its option, may issue joint checks, payable to Guarantor and the supplier, materialman, mechanic, subcontractor or other party to whom payment is due in connection with a Repair described in Section 4(e).

      (d) Except as provided in Section 4(e), each request for disbursement shall be made only after completion of the Repair for which disbursement is requested. Guarantor shall provide Lender evidence satisfactory to Lender in its reasonable judgment, of completion, as provided in Sections 5.1 and 5.2 below.

      (e) If the cost of a Repair exceeds $2,500.00 and the contractor performing a Repair requires periodic payments pursuant to the terms of a written contract, Lender at its discretion may approve in writing periodic payments for work performed under such contract. A request for disbursement from the Collateral Account may be made after completion of a portion of the work under such contract, provided (i) the contract requires payment upon completion of such portion of the work, (ii) all other conditions for disbursement under this Agreement have been met, (iii) the materials for which the request for disbursement has been made are on site at the Property and are properly secured or have been installed in the Property, (iv) the remaining funds in the Collateral Account designated for such Repair are, in Lender's judgment, sufficient to complete that Repair and (v) if required by Lender, each contractor or subcontractor receiving payments under such Contract shall have provided a waiver of liens with respect to amounts which have been previously paid to that contractor or subcontractor.

      (f) Guarantor shall not make a request for disbursement from the Collateral Account more frequently than once in any month. Other than in connection with the final request for disbursement, Guarantor shall not request disbursements from the Collateral Account in an amount of less than $10,000.00.

      (g) Lender shall disburse to Guarantor all remaining Collateral Account Funds (less all amounts which may have been applied by Lender as permitted by this Agreement) upon Guarantor's completion of all Repairs to the satisfaction of Lender on or before the expiration of the Completion Period, provided that
(i) there is no default or Event of Default under any of the Loan Documents which has not been cured to Lender's satisfaction, (ii) Lender has received evidence required by Section 5.3 below that there are no mechanic's or materialmen's liens, and (iii) Lender has received all cost and architectural information required by Lender.

      (h) In the event  Guarantor  requests a  disbursement  from the Collateral
Account to reimburse Guarantor for labor or materials other than Repairs specified on Exhibit A, or for a Repair to the extent the cost of such Repair exceeds 125 percent of the estimated cost of such Repair as set forth on Exhibit A (in either case, an "Additional Cost Item"), Guarantor shall disclose in writing to Lender why Lender should make a disbursement from the Collateral Account to reimburse Guarantor for such Additional Cost Item. If Lender determines that (i) such Additional Cost Item is of the type intended to be covered by this Agreement, (ii) the costs for such Additional Cost Item are reasonable, (iii) the amount of funds in the Collateral Account is sufficient to pay the Additional Cost Item and 125 percent of the then current estimated cost of completing all remaining Repairs and (iv) all other conditions for disbursement under this Agreement have been met, Lender shall disburse Collateral Account Funds for such Additional Cost Item; provided, however, that Lender, in its discretion, may refuse to disburse Collateral Account Funds for any item other than a Repair described on Exhibit A or for costs of a Repair in excess of 125 percent of the original estimated cost of such Repair as set forth on Exhibit A. Even if Lender determines that the payment of an Additional Cost Item may be appropriate, Lender may withhold disbursing Collateral Account Funds for such Additional Cost Item until all of the conditions have been satisfied for the disbursement of Collateral Account Funds pursuant to Sections 4 and 5.

      5. Performance of Repairs.

      5.1   Workmanlike Completion

      (a) Lender shall have the right to approve all contracts or work orders with materialmen, mechanics, suppliers, subcontractors, contractors or other parties providing labor or materials in connection with the Repairs. Upon Lender's request, Guarantor shall assign any contract or subcontract to Lender.

       (b) In the event Lender determines in its sole discretion that any Repair has not been begun as agreed in Section 3 above, is not being performed in a workmanlike or timely manner, or has not been completed in a workmanlike manner within the Completion Period (or such other completion date as may be set forth on Exhibit A), Lender shall have the option to withhold disbursements for such nonsatisfactory Repair, proceed under existing contracts or contract with third parties to make or complete such Repair and to apply the funds in the Collateral Account toward the labor and materials necessary to make or complete such Repair without providing any prior notice to Guarantor and to exercise any and all other remedies available to Lender upon a default pursuant to Section 6.1 hereof.

      (c) In order to facilitate Lender's completion or making of the Repairs under Section 5.1 (b) above, Lender shall have the right to enter onto the Property and perform any and all work and labor necessary to make or complete the Repairs and employ watchmen to protect the Property from damage. All sums so expended by Lender pursuant to this Section 5 or pursuant to any other provision of this Agreement, shall be deemed to have been advanced to Guarantor and shall be secured by the Security Instrument. Guarantor hereby constitutes and appoints Lender its true and lawful attorney-in-fact with full power of substitution to complete or undertake the Repairs in the name of Guarantor. Guarantor empowers said attorney-in-fact as follows: (i) to use any of the funds in the Collateral Account which have not been disbursed for the purpose of making or completing the Repairs; (ii) to make such additions, changes and corrections to the Repairs as shall be necessary or desirable to complete the Repairs; (iii) to employ such contractors, subcontractors, agents, architects and inspectors as shall be required for such purposes; (iv) to pay, settle or compromise all bills and claims for materials and work performed in connection with the Repairs or as may be necessary or desirable for the completion of the Repairs, or for clearance of title; (v) to execute all applications and certificates in the name of Guarantor which may be required by any of the contract documents; (vi) to prosecute and defend all actions or proceedings in connection with the Property or the rehabilitation and repair of the Property; and (vii) to do any and every act which Guarantor might do in its own behalf to fulfill the terms of this Agreement.

      It is further understood and agreed that this power of attorney, which shall be deemed to be a power coupled with an interest, cannot be revoked. Guarantor specifically agrees that all power granted to Lender under this Agreement may be assigned by Lender to Lender's successors or assigns as holder of the Note.

      (d) Nothing in this Section 5.1 shall: (i) make Lender responsible for making or completing the Repairs; (ii) require Lender to expend funds to make or complete any Repair; (iii) obligate Lender to proceed with the Repairs; or (iv) obligate Lender to demand from Guarantor additional sums to make or complete any Repair.

      5.2   Entry onto Property; Inspections

      (a) Guarantor shall permit Lender or Lender's representatives (including an independent person such as an engineer, architect or inspector) or third parties making Repairs pursuant to Section 5. 1 (b) of this Agreement, to enter onto the Property during normal business hours (subject to the rights of tenants under their leases) to inspect the progress of any Repairs and all materials being used in connection with such Repairs, to examine all plans and shop drawings relating to such Repairs which are or may be kept at the Property, to inspect all books, contracts, subcontracts and records of Guarantor with respect to the Property, and to complete the Repairs pursuant to Section 5. 1 (b). Guarantor agrees to cause all contractors and subcontractors to cooperate with Lender, Lender's representatives, and such other persons described above in connection with inspections and Repairs made pursuant to this Section 5.2 and
Section 5.1 (b).

      (b) Lender may inspect the Property in connection with any Repair prior to disbursing Collateral Account Funds for such Repair. If the cost of a Repair equals or exceeds $10,000.00, Lender shall inspect the Property prior to disbursing Collateral Account Funds for such Repair. Guarantor shall pay Lender a reasonable inspection fee not exceeding $300.00 for each such inspection. Prior to disbursing any amounts from the Collateral Account for a Repair, Lender may require an inspection and/or certificate of completion by an appropriate independent qualified professional (such as an architect, engineer, or inspector, depending on the nature of the Repair) selected by Lender. Guarantor shall pay all reasonable fees and expenses charged by such engineer, architect, inspector or other person inspecting the Property, and all other reasonable fees, costs and expenses relating to such inspections.

      5.3   Lien-Free Completion

      (a) Guarantor covenants and agrees that each of the Repairs and all materials, equipment, fixtures, or any other item comprising a part of any Repair shall be constructed, installed or completed, as applicable, free and clear of any mechanic's, materialman's or other liens (except for liens existing on the date of this Agreement which have been previously approved in writing by Lender).

      (b) Prior to each disbursement of amounts from the Collateral Account, Lender may require Guarantor to provide Lender with either (i) a search of title to the Property effective to the date of the release, or (ii) an endorsement to the title insurance policy insuring Lender's interest in the Property which updates the effective date of the policy to the date of the disbursement from the Collateral Account, which search or title endorsement shows that no mechanic's or materialmen's liens or other liens (that have not been bonded off to Lender's satisfaction) have been placed against the Property since the date of recordation of the Security Instrument and that title to the Property is free and clear of all liens (other than the lien of the Security Instrument and any other liens previously approved in writing by the Lender, if any).

      (c) In addition, Lender may require Guarantor to obtain from any contractor, subcontractor, or materialman an acknowledgment of payment and release of lien for work performed and/or materials supplied. Any such acknowledgment and release shall conform to the requirements of applicable law and shall cover all work performed and materials (including equipment and fixtures) supplied for the Property (except for any hold back amounts) through the date covered by the current request for disbursement from the Collateral Account (or the date covered by the previous request for disbursement in the event such contractor, subcontractor or materialman is to be paid by a joint check).

      5.4   Compliance with Laws and Insurance Requirements.

      (a) All Repairs shall comply with all applicable laws, ordinances, rules and regulations of all governmental authorities having jurisdiction over the Property and applicable insurance requirements including, without limitation, applicable building codes, special use permits, environmental regulations, and requirements of insurance underwriters.

      (b) Guarantor represents and warrants that to the best of its knowledge, no permits or approvals from any agency or authority, other than those previously obtained and furnished to Lender, are necessary for the commencement and completion of the Repairs. Guarantor shall pay all applicable fees and charges of such agencies or authorities.

      (c) In addition to any insurance required under the other Loan Documents, Guarantor shall provide or cause to be provided workmen's compensation insurance, builder's risk, and public liability insurance and other insurance required by applicable law in connection with completing the Repairs. All such policies shall be issued by companies approved by Lender and shall be in form and amount satisfactory to Lender. All such policies which can be endorsed with standard mortgagee clauses making loss payable to Lender or its assigns shall be so endorsed. The originals of such policies shall be delivered to Lender.

      6. Default.

      6.1 Default Under This Agreement. If (i) Guarantor at any time prior to the completion of the Repairs abandons or ceases work on any Repair for a period of more than 20 days, unless such cessation results from causes beyond the control of Guarantor and Guarantor is diligently pursuing the reinstitution of work, (ii) Guarantor fails to complete each Repair in a good and workmanlike manner within the Completion Period (or such other date as may be set forth on Exhibit A), (iii) a mechanic's or materialman's lien is filed against the Property (unless such mechanic's or materialman's lien is promptly contested in good faith by Guarantor and is bonded off to the satisfaction of Lender), (iv) Guarantor fails to comply with any provision of this Agreement not specifically addressed by clauses (i), (ii), or (iii) above, and such failure is not cured within 10 days of notice of such non-performance or non-compliance, or (v) an Event of Default occurs under any of the other Loan Documents, such event shall be deemed a default hereunder and Lender may at its option hold and apply the funds in the Collateral Account as provided in Section 6.2 of this Agreement. Guarantor understands that a default under this Agreement shall be deemed to be an Event of Default under the Security Instrument, and that in addition to the remedies specified in this Agreement, the Lender will be able to exercise all of its rights and remedies under the Security Instrument.

      6.2   Default Under the Other Loan Documents.

      (a) If any default or Event of Default shall occur under this Agreement or under the Security Instrument, Guarantor shall immediately lose all of its rights to receive disbursements of the Collateral Account Funds while such default or Event of Default shall continue. Upon any such default or Event of Default, Lender, in its sole and absolute discretion, may use the Collateral Account Funds (or any portion thereof) for any purpose, including but not limited to (i) repayment of any indebtedness secured by the Security Instrument and the prepayment premium applicable upon a full or partial prepayment (as applicable); provided, however, that such application of funds shall not cure or be deemed to cure any default or Event of Default; (ii) reimbursement of Lender for any losses or expenses (including, without limitation, legal fees) suffered or incurred by Lender as a result of such default or Event of Default; (iii) making or completing the Repairs as provided in Section 5, or (iv) applying the funds in connection with exercising any and all rights and remedies available to Lender at law or in equity or under this Agreement or pursuant to any of the other Loan Documents.

      (b) Nothing in this Agreement or the Security Instrument shall obligate Lender to apply all or any portion of the Collateral Account Funds on account of any default or Event of Default by Guarantor or to repayment of the indebtedness evidenced by the Note or in any specific order of priority.

      6.3 Guarantor's Other Obligations. Nothing contained in this Agreement shall in any manner whatsoever alter, impair or affect the obligations of Guarantor, or relieve Guarantor of any of its obligations to make payments and perform all of its other obligations required under the Loan Documents.

      7. Remedies Cumulative. None of the rights and remedies conferred upon or reserved to Lender under this Agreement are intended to be exclusive of any other rights, and each and every such right shall be cumulative and concurrent, and may be enforced separately, successively or together, and may be exercised from time to time as often as may be deemed necessary by Lender.

8. Additional Documents. Upon completion of all or any portion of the Repairs and upon Lender's request, Guarantor shall execute and deliver to Lender an amendment to the security agreement provisions of the Security Instrument and the original financing statement necessary or desirable to perfect Lender's lien upon any property for which Collateral Account Funds were expended.
      9. Assignment of Collateral Account Funds and this Agreement. Guarantor understands and agrees that, in connection with the anticipated sale or assignment and delivery of the Loan to Fannie Mae, all of the Lender's interest in the Collateral Account Funds and this Agreement will be assigned to Fannie Mae.

      10. Indemnification. Guarantor agrees to indemnify and hold Lender harmless from and against any and all actions, suits, claims, demands, liabilities, losses, damages, obligations and costs or expenses, including litigation costs and reasonable attorneys' fees, arising from or in any way connected with the performance of the Repairs or investment of the Collateral Account Funds. Guarantor hereby assigns to Lender all rights and claims Guarantor may have against all persons or entities supplying labor or materials in connection with Repairs; provided, however, that Lender may not pursue any such right or claim unless Guarantor is in default under this Agreement or an Event of Default shall have occurred under the Security Instrument.

      11. Determinations by Lender. In any instance where the consent or approval of Lender may be given or is required, or where any determination, judgment or decision is to be rendered by Lender under this Agreement, the granting, withholding or denial of such consent or approval and the rendering of such determination, judgment or decision shall be made or exercised by Lender (or its designated representative) at its discretion.

      12. Guarantor's Records. Guarantor shall furnish such financial statements, invoices, records, papers and documents relating to the Property as Lender may reasonably require from time to time to make the determinations permitted or required to be made by Lender under this Agreement.

      13. Fees and Costs.

      (a) Guarantor shall pay Lender a one time administrative fee of $50.00 for its services in administering the Collateral Account and investing the Collateral Account Funds. Guarantor shall pay such fee no later than the date specified in a bill sent to Guarantor.

      (b) Guarantor shall reimburse Lender within 10 days after demand, all reasonable fees, charges, costs and expenses incurred by Lender in connection with collecting, holding and disbursing the funds in the Collateral Account pursuant to this Agreement and in connection with all inspections made by Lender or Lender's representatives in carrying out Lender's responsibility to make certain determinations under this Agreement.

      14. Successors and Assigns Bound. This Agreement shall be binding upon Guarantor and Lender and their respective successors and assigns, and shall inure to the benefit of and may be enforced by the Lender and its successors, transferee and assigns. Guarantor shall not assign any of its rights and obligations under this Agreement without the prior written consent of Lender.

      15. No Third Party Beneficiary. This Agreement is intended solely for the benefit of Guarantor, Borrower and Lender and their respective successors and assigns, and no third party shall have any rights or interest in the Collateral Account Funds, the Collateral Account, this Agreement or any of the other Loan Documents. Nothing contained in this Agreement shall be deemed or construed to create an obligation on the part of Lender to any third party nor shall any third party have a right to enforce against Lender any right that Guarantor or Borrower may have under this Agreement.

      16. Completion of Repairs. Lender's disbursement of Collateral Account Funds or other acknowledgment of completion of any Repair in a manner satisfactory to Lender shall not be deemed a certification by Lender that the Repair has been completed in accordance with applicable building, zoning or other codes, ordinances, statutes, laws, regulations or requirements of any governmental authority agency. Guarantor shall at all times have the sole responsibility for insuring that all Repairs are completed in accordance with all such governmental requirements.

      17. No Agency or Partnership. Nothing contained in this Agreement shall constitute Lender as a joint venturer, partner or agent of Guarantor, or render Lender liable for any debts, obligations, acts, omissions, representations, or contracts of Guarantor.

      18. Termination of Completion/Repair Agreement. Upon the earlier of (i) Guarantor's completion of all Repairs to the satisfaction of Lender (provided Guarantor has supplied Lender with evidence satisfactory to Lender of payment of all Repairs and if requested by Lender, waivers of liens and a title search of the Property or an endorsement to the mortgagee's title insurance policy), or
(ii) the payment in full of all sums secured by the Security Instrument and release of the lien of the Security Instrument by Lender (and payment in full of all Repairs completed or contracted to be performed prior to the date of the payment described in clause (ii)), Lender shall disburse to Guarantor all remaining Collateral Account Funds.

      19. Entire Agreement; Amendment and Waiver. This Agreement contains the complete and entire understanding of the parties with respect to the matters covered and no change or amendment shall be valid unless it is made in writing and executed by the parties to this Agreement. No specific waiver of any of the terms of this Agreement shall be considered as a general waiver. If any provision of this Agreement is in conflict with any provision of the Security Instrument regarding the Collateral Account, the provision contained in this Agreement shall control.

      20. Notices. All notices given under this Agreement shall be in writing to the other party, at the address and in the manner set forth in the Security Instrument.

      21. Severability. The invalidity, illegality, or unenforceability of any provision of this Agreement pursuant to judicial decree shall not affect the validity or enforceability of any other provision of this Agreement, all of which shall remain in full force and effect.

      22. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the jurisdiction in which the Property is located.

      23. Non-Recourse. This Agreement is being executed in connection with the making of the Loan pursuant to the terms of the Note. Guarantor's liability hereunder shall be limited to the extent provided in the Guaranty.

      24. Capitalized Terms. Any capitalized terms used in this Agreement and not specifically defined herein, shall have the meanings set forth in the Security Instrument.

      ATTACHED   EXHIBITS.   The  following  Exhibits  are  attached  to  this
Agreement:

            -----
             X       Exhibit A     Repairs
            -----

            -----
             X       Exhibit B     Modifications
            -----

      Guarantor and Lender have executed this Agreement on the date and year first written above.





                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                   GUARANTOR:

                                    FIRST SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership

                                    By:   Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                          By:   Three Winthrop Properties,
                                                Inc., a Massachusetts
                                                corporation, its managing
                                                general partner



                                                By:                     (SEAL)
                                                   Patrick J. Foye
                                                   Vice President -
                                                   Residential


                                    SECOND SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership

                                    By:   Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                          By:   Three Winthrop Properties,
                                                Inc., a Massachusetts
                                                corporation, its managing
                                                general partner



                                                By:                     (SEAL)
                                                   Patrick J. Foye
                                                   Vice President -
                                                   Residential


                                    THIRD SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership

                                    By:   Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                          By:   Three Winthrop Properties,
                                                Inc., a Massachusetts
                                                corporation, its managing
                                                general partner



                                                By:                     (SEAL)
                                                   Patrick J. Foye
                                                   Vice President -
                                                   Residential


                                    FOURTH SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership

                                    By:   Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                          By:   Three Winthrop Properties,
                                                Inc., a Massachusetts
                                                corporation, its managing
                                                general partner



                                                By:                     (SEAL)
                                                   Patrick J. Foye
                                                   Vice President -
                                                   Residential


                                    FIFTH SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership

                                    By:   Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                          By:   Three Winthrop Properties,
                                                Inc., a Massachusetts
                                                corporation, its managing
                                                general partner



                                                By:                     (SEAL)
                                                   Patrick J. Foye
                                                   Vice President -
                                                   Residential


                                    SIXTH SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership

                                    By:   Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                          By:   Three Winthrop Properties,
                                                Inc., a Massachusetts
                                                corporation, its managing
                                                general partner



                                                By:                     (SEAL)
                                                   Patrick J. Foye
                                                   Vice President -
                                                   Residential


                                    SEVENTH SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership

                                    By:   Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                          By:   Three Winthrop Properties,
                                                Inc., a Massachusetts
                                                corporation, its managing
                                                general partner



                                                By:                     (SEAL)
                                                   Patrick J. Foye
                                                   Vice President -
                                                   Residential


                                    EIGHTH SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership

                                    By:   Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                          By:   Three Winthrop Properties,
                                                Inc., a Massachusetts
                                                corporation, its managing
                                                general partner



                                                By:                     (SEAL)
                                                   Patrick J. Foye
                                                   Vice President -
                                                   Residential


                                    NINTH SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership

                                    By:   Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                          By:   Three Winthrop Properties,
                                                Inc., a Massachusetts
                                                corporation, its managing
                                                general partner



                                                By:                     (SEAL)
                                                   Patrick J. Foye
                                                   Vice President -
                                                   Residential


                                    SPRINGHILL COMMERCIAL LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership

                                    By:   Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                          By:   Three Winthrop Properties,
                                                Inc., a Massachusetts
                                                corporation, its managing
                                                general partner



                                                By:                     (SEAL)
                                                   Patrick J. Foye
                                                   Vice President -
                                                   Residential


                                    SPRINGFIELD FACILITIES, LLC, a Maryland
                                       limited liability company (successor
                                       by merger to Springfield Facilities,
                                       Inc., Maryland corporation)

                                    By:   Springhill Commercial Limited
                                         Partnership, a Maryland limited
                                         partnership, its sole member

                                         By:    Springhill Lake Investors
                                             Limited Partnership, a Maryland
                                             limited partnership, its sole
                                             general partner

                                             By:      Three Winthrop
                                                  Properties, Inc., a
                                                  Massachusetts corporation,
                                                  its managing general partner



                                                  By:                   (SEAL)
                                                     Patrick J. Foye
                                                     Vice President -
                                                     Residential

                                     LENDER:

                                    GMAC COMMERCIAL MORTGAGE CORPORATION, a
                                       California corporation



                                    By:
                                      Name:
                                       Title:

Fannie Mae Completion/Repair and Security Agreement
Form 4505-IDOT    10/98 (Page A-1)
Maryland IDOT
                                    EXHIBIT A


               TO THE COMPLETION/REPAIR AND SECURITY AGREEMENT


       (Spring Hill Lake Apartments, Prince George's County, Maryland)


                         REPAIR ESTIMATED COST COMPLETION DATE

            [Detail To Follow]                        __________        ______
1.    [?]

2. Obtain ALTA survey ("Survey") of the Property. Note: Failure to obtain such Survey 30 days within the time specified shall constitute an Event of Default. Lender shall release amounts held in the Collateral Account upon its receipt of the Survey and the completion by the surveyor of any revisions necessary to comply with Lender's survey requirements. If an acceptable Survey is not received within the time specified, Lender has the right to use amounts in the Collateral Account to commission a survey from a surveyor of Lender's choice.


      TOTAL                                           $65,000.00      30 days


                                                                   $7,847,500.00

         @125%

Fannie Mae Completion/Repair and Security Agreement
Form 4505-IDOT    10/98 (Page B-1)
Maryland IDOT
                                    EXHIBIT B

                                  MODIFICATIONS

      The following phrase is inserted at the end of Section 5.3:

            "or as otherwise provided in Section 21(b)(6) of the Security Instrument."

                                                                   Exhibit 10(n)

                  REPLACEMENT RESERVE AND SECURITY AGREEMENT


      This REPLACEMENT RESERVE AND SECURITY AGREEMENT (this "Agreement") is made this 1st day of November, 2002, by FIRST SPRINGHILL LAKE LIMITED PARTNERSHIP, a Maryland limited partnership, SECOND SPRINGHILL LAKE LIMITED PARTNERSHIP, a
Maryland  limited  partnership,  THIRD  SPRINGHILL LAKE LIMITED  PARTNERSHIP,  a
Maryland limited  partnership,  FOURTH  SPRINGHILL LAKE LIMITED  PARTNERSHIP,  a
Maryland  limited  partnership,  FIFTH  SPRINGHILL LAKE LIMITED  PARTNERSHIP,  a
Maryland  limited  partnership,  SIXTH  SPRINGHILL LAKE LIMITED  PARTNERSHIP,  a
Maryland limited  partnership,  SEVENTH SPRINGHILL LAKE LIMITED  PARTNERSHIP,  a
Maryland limited  partnership,  EIGHTH  SPRINGHILL LAKE LIMITED  PARTNERSHIP,  a
Maryland  limited  partnership,  NINTH  SPRINGHILL LAKE LIMITED  PARTNERSHIP,  a
Maryland limited partnership, SPRINGHILL COMMERCIAL LIMITED PARTNERSHIP, a Maryland limited partnership and SPRINGFIELD FACILITIES, LLC, a Maryland limited liability company, successor by merger to Springfield Facilities, Inc., a Maryland corporation (collectively, "Guarantor"), and GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation its successors, transferees and assigns ("Lender").

                                    RECITALS:

A This Agreement is being executed in connection with Lender's making a mortgage loan to Springhill Lake Investors Limited Partnership, a Maryland limited partnership ("Borrower") in the original principal amount of $113,100,000.00 (the "Loan"). The proceeds of the Loan will be loaned to Guarantor to finance a 2899 unit multifamily project known as Spring Hill Lake Apartments, and located in Prince George's County, Maryland (the "Property").

B The Loan is evidenced by a Consolidated, Amended and Restated Multifamily Note (the "Note"), and is guaranteed by Guarantor pursuant to a Consolidated, Amended and Restated Payment Guaranty secured by a Consolidated, Amended and Restated Indemnity Multifamily Deed of Trust, Assignment of Rents and Security Agreement (the "Security Instrument") granting a lien on the Property. The Note, Security Instrument, this Agreement and all other documents executed in connection with the Loan are collectively referred to as the "Loan Documents."

C Lender requires as a condition to the making of the Loan that Guarantor enter into this Agreement. Lender has initially agreed to either partially or fully waive its standard requirements that Guarantor fund a replacement reserve on the condition that Guarantor agrees that Lender may later impose upon Guarantor the requirement to fund such replacement reserve in accordance with the terms of this Agreement. All deposits to Lender required by this Agreement shall be additional security for all of Guarantor's obligations under the Loan Documents to which it is a party.

D Lender intends to sell, transfer and deliver the Note and assign the Security Instrument and other Loan Documents to Fannie Mae.

                                   AGREEMENT:
      NOW,  THEREFORE,  in  consideration  of the above and the mutual  promises
contained  in  this  Agreement,   the  receipt  and  sufficiency  of  which  are
acknowledged, Guarantor and Lender agree as follows:

1. Deposits to the Replacement Reserve

(a) Concurrently with the execution of this Agreement, Guarantor shall deposit with Lender the sum of $0.00 (the "Initial Deposit").

(b) Subject to the provisions of Sections 1(e), 2, 10 and 16 of this Agreement, on each date that a regularly scheduled payment of principal or interest is due under the Note, Guarantor shall deposit with Lender the applicable Monthly Deposit (as defined in Section 1(c) of this Agreement).

(c) The "Monthly Deposit" required to be made each month during the term of the Loan is set forth below:

Amount of Monthly Deposit Period $71,267.00 January 1, 2003 through the date that all amounts due and payable under the Note and Security Instrument have been paid in full.

(d) Lender shall deposit any Initial Deposit and each Monthly Deposit, as received, in an interest-bearing account (the "Replacement Reserve") which meets the standards for custodial accounts as required by Lender from time to time. (The Initial Deposit, if any, the Monthly Deposits and all other funds in the Replacement Reserve are referred to collectively as the "Replacement Reserve".) Lender or a designated representative of Lender shall have the sole right to make withdrawals from such account. All interest earned on funds in the Replacement Reserve shall be added to and become part of the Replacement Reserve. Lender shall not be responsible for any losses resulting from the investment of the Replacement Reserve or for obtaining any specific level or percentage of earnings on such investment. If applicable law requires and provided that no default or Event of Default exists under any of the Loan Documents, Lender shall pay to Guarantor the interest earned on the Replacement Reserve once each year.

(e) On the date of this Agreement Lender has agreed to partially reduce, defer or fully waive Guarantor's obligation to make full Monthly Deposits to the Replacement Reserve specified in Section 1(c) and (d) above. Notwithstanding Sections 1(c) and (d) above, Guarantor shall be required to deposit the "Reduced Monthly Deposit" each month during the term of the Loan as set forth below:

Amount of Monthly Deposit Period $0.00 January 1, 2003 through the date that all amounts due and payable under the Note and Security Instrument have been paid in full.

In the event that (i) at any time during the Loan term Lender shall determine that the Property is not being maintained in accordance with the requirements set forth in the Security Instrument, or (ii) a default or Event of Default otherwise occurs under this Agreement or any of the other Loan Documents, then, upon the earlier of the (x) the date specified by Lender in written notice given to Guarantor by Lender or a designated representative of Lender, or (y) the first day of the first calendar month after a default or Event of Default under this Agreement or any of the Loan Documents, Guarantor shall commence making the full Monthly Deposits specified in Section 1(c) of this Agreement or in such written notice, beginning on such date and continuing on the first day of each calendar month thereafter during the remaining term of the Loan.

2. Loans with Terms Over 10 Years. If the Loan term exceeds 10 years, then, no earlier than the 6th month and no later than the 9th month of the year which commences on the 10th anniversary of the date of this Agreement (and the 20th anniversary of the date of this Agreement if the Loan term exceeds 20 years), a physical needs assessment shall be performed on the Property by Lender at the expense of Guarantor, which expense may be paid of out of the Replacement Reserve. If determined necessary by Lender, after review of the physical needs assessment, Guarantor's required Monthly Deposits to the Replacement Reserve set forth above shall be adjusted for the remaining Loan term so that the Monthly Deposits will create a Replacement Reserve that will in Lender's determination, be sufficient to meet required Replacements (defined below).

3. Replacement Reserve is Additional Security.

(a) Guarantor assigns to Lender the Replacement Reserve as additional security for all of Guarantor's and Borrower's obligations under the Loan Documents; provided, however, Lender shall make disbursements from the Replacement Reserve in accordance with the terms of this Agreement.

(b) Except as otherwise provided in Sections 4(f) and 6.1 of this Agreement, Lender shall make disbursements from the Replacement Reserve to reimburse Guarantor for the costs of those items listed on Exhibit A (the "Replacements") in accordance with the provisions of Section 4. Lender shall not be obligated to make disbursements from the Replacement Reserve to reimburse Guarantor for the costs of routine maintenance to the Property or for costs which are to be reimbursed from funds deposited with Lender pursuant to a Completion/Repair and Security Agreement or any similar agreement.

4. Disbursements from Replacement Reserve.

(a) Upon written request from Guarantor and satisfaction of the requirements set forth in Sections 4 and 5 of this Agreement, Lender shall disburse to Guarantor amounts from the Replacement Reserve necessary to reimburse Guarantor for the actual approved costs of the Replacements. Lender shall not be obligated to make disbursements from the Replacement Reserve to reimburse Guarantor for the costs of routine maintenance to the Property or for costs which are to be reimbursed from funds deposited with Lender pursuant to a Completion/Repair and Security Agreement or any similar agreement. In no event shall Lender be obligated to disburse funds from the Replacement Reserve if a default or Event of Default exists under this Agreement or any of the other Loan Documents.

(b) Each request for disbursement from the Replacement Reserve shall be in a form specified or approved by Lender and shall include (i) the specific Replacements for which the disbursement is requested, (ii) the quantity and price of each item purchased, if the Replacement includes the purchase or replacement of specific items, (iii) the price of all materials (grouped by type or category) used in any Replacement other than the purchase or replacement of specific items, and (iv) the cost of all contracted labor or other services applicable to each Replacement for which such request for disbursement is made. With each request, Guarantor shall certify that all Replacements have been made in accordance with all applicable laws, ordinances, and regulations of any governmental office or authority having jurisdiction over the Property. Each request for disbursement shall include copies of invoices for all items or materials purchased and all contracted labor or services provided and, unless Lender has agreed to issue joint checks pursuant to Section 4(d) in connection with a particular Replacement, each request shall include evidence satisfactory to Lender of payment of all such amounts.

(c) Each request for disbursement from the Replacement Reserve shall be made only after completion of the Replacement for which disbursement is requested. Guarantor shall provide Lender evidence satisfactory to Lender in its reasonable judgment, of completion.

(d) If the cost of a Replacement exceeds $2,500.00 and the contractor performing the Replacement requires periodic payments pursuant to the terms of a written contract, Lender at its discretion may approve in writing periodic payments for work performed under such contract. A request for reimbursement from the Replacement Reserve may be made after completion of a portion of the work under such contract, provided (i) such contract requires payment upon completion of such portion of work, (ii) the materials for which the request is made are on site at the Property and are properly secured or have been installed in the Property, (iii) all other conditions in this Agreement for disbursement have been satisfied, (iv) funds remaining in the Replacement Reserve are, in Lender's judgment, sufficient to complete such Replacement and the other Replacements when required and (v) if required by Lender, each contractor or subcontractor receiving payments under such contract shall provide a waiver of lien with respect to amounts which have been paid to that contractor or subcontractor.

(e) Guarantor shall not make a request for disbursement from the Replacement Reserve more frequently than once in any quarter and (except in connection with the final disbursement) the total cost of all Replacements in any request shall not be less than $5,000.00.

(f) In the event Guarantor requests a disbursement from the Replacement Reserve to reimburse Guarantor for labor or materials for replacements other than the Replacements specified on Exhibit A, Guarantor shall disclose in writing to Lender why funds in the Replacement Reserve should be used to pay for such replacements. If Lender determines that such replacements are of the type intended to be covered by this Agreement, the costs for such replacements are reasonable, and all other conditions for disbursement under this Agreement have been met, Lender may at its discretion disburse funds from the Replacement Reserve.

5. Performance of Replacements.

      5.1   Workmanlike Completion

(a) Guarantor shall make each Replacement when required in order to keep the Property in good order and repair and in a good marketable condition and to keep the Property or any portion thereof from deteriorating. Guarantor shall complete all Replacements in a good and workmanlike manner as soon as practicable following the commencement of making each such Replacement.

(b) Lender shall have the right to approve all contracts or work orders with materialmen, mechanics, suppliers, subcontractors, contractors or other parties providing labor or materials in connection with the Replacements. Upon Lender's request, Guarantor shall assign any contract or subcontract to Lender.

(c) In the event Lender determines in its sole discretion that any Replacement is not being performed or completed in a workmanlike or timely manner. Lender shall have the option to withhold disbursement for such unsatisfactory Replacement, and may proceed under existing contracts or contract with third parties to complete such Replacement and to apply the Replacement Reserve toward the labor and materials necessary to complete such Replacement, without providing any prior notice to Guarantor and to exercise any and all other remedies available to Lender upon a default or Event of Default.

(d) If at any time during the term of the Loan, Lender determines that replacements not listed on Exhibit A are advisable to keep the Property in good order and repair and in a good marketable condition, or to prevent deterioration of the Property (the "Additional Replacements") Lender may send Guarantor written notice of the need for making such Additional Replacements. Guarantor shall promptly commence making such Additional Replacements in accordance with all the requirements of the Security Instrument. Reimbursement from the Replacement Reserve for such Additional Replacements shall not be made unless Lender has determined to do so pursuant to Section 4(f). Except for Section 4, all references in this Agreement to "Replacements" shall include the "Additional Replacements."

(e) In order to facilitate Lender's completion or making the Replacements pursuant to Sections 5(c) and (d) above, Lender is granted the right to enter onto the Property and perform any and all work and labor necessary to complete or make the Replacements and employ watchmen to protect the Property from damage. All sums so expended by Lender shall be deemed to have been advanced to Guarantor and secured by the Security Instrument. For this purpose Guarantor constitutes and appoints Lender its true and lawful attorney-in-fact with full power of substitution to complete or undertake the Replacements in the name of Guarantor. Guarantor empowers said attorney-in-fact as follows: (i) to use any funds in the Replacement Reserve for the purpose of making or completing the Replacements; (ii) to make such additions, changes and corrections to the Replacements as shall be necessary or desirable to complete the Replacements;
(iii) to employ such contractors, subcontractors, agents, architects and inspectors as shall be required for such purposes; (iv) to pay, settle or compromise all existing bills and claims which are or may become liens against the Property, or as may be necessary or desirable for the completion of the Replacements, or for the clearance of title; (v) to execute all applications and certificates in the name of Guarantor which may be required by any of the contract documents; (vi) to prosecute and defend all actions or proceedings in connection with the Property or the rehabilitation and repair of the Property; and (vii) to do any and every act which Guarantor might do in its own behalf to fulfill the terms of this Agreement. It is further understood and agreed that this power of attorney, which shall be deemed to be a power coupled with an interest, cannot be revoked. Guarantor specifically agrees that all power granted to Lender under this Agreement may be assigned by it to its successors or assigns as holder of the Note.

(f) Nothing in this Section 5 shall make Lender responsible for making or completing the Replacements, require Lender to expend funds in addition to the Replacement Reserve to make or complete any Replacement, obligate Lender to proceed with the Replacements, or obligate Lender to demand from Guarantor additional sums to make or complete any Replacement.

      5.2   Entry Onto Property; Inspections.

(a) Guarantor shall permit Lender or Lender's representatives (including an independent person such as an engineer, architect, or inspector) or third parties making Replacements pursuant to Section 5.1 of this Agreement, to enter onto the Mortgaged Property during normal business hours (subject to the rights of tenants under their leases) to inspect the progress of any Replacements and all materials being used in connection therewith, to examine all plans and shop drawings relating to such Replacements which are or may be kept at the Property, and to complete any replacements made pursuant to Section 5.1. Guarantor agrees to cause all contractors and subcontractors reasonably to cooperate with Lender or Lender's representatives or such other persons described above in connection with inspections described in this Section 5.2 or the completion of Replacements pursuant to Section 5.1.

(b) Lender may inspect the Property in connection with any Replacement prior to disbursing funds from the Replacement Reserve. Lender, at Guarantor's expense, also may require an inspection by an appropriate independent qualified professional selected by Lender and a copy of a certificate of completion by an independent qualified professional acceptable to Lender prior to the disbursement of any amounts from the Replacement Reserve. Guarantor shall pay Lender a reasonable inspection fee not exceeding $300.00 for each such inspection.

      5.3   Lien-Free Completion.

(a) Guarantor covenants and agrees that each of the Replacements and all materials, equipment, fixtures, or any other item comprising a part of any Replacement shall be constructed, installed or completed, as applicable, free and clear of all mechanic's, materialman's or other liens (except for those liens existing on the date of this Agreement which have been approved in writing by Lender).

(b) Prior to each disbursement from the Replacement Reserve, Lender may require Guarantor to provide Lender with a search of title to the Property effective to the date of the release, which search shows that no mechanic's or materialmen's liens or other liens of any nature have been placed against the Property since the date this Agreement (other than liens which Guarantor is diligently contesting in good faith and which have been bonded off to the satisfaction of Lender) and that title to the Property is free and clear of all liens (other than the lien of the Security Instrument and any other liens previously approved in writing by the Lender, if any).

(c) In addition, as a condition to any disbursement, Lender may require Guarantor to obtain from each contractor, subcontractor, or materialman an acknowledgement of payment and release of lien for work performed and materials supplied. Any such acknowledgement and release shall conform to the requirements of applicable law and shall cover all work performed and materials supplied (including equipment and fixtures) for the Property by that contractor, subcontractor or materialman through the date covered by the current reimbursement request (or, in the event that payment to such contractor, subcontractor or materialmen is to be made by a joint check, the release of lien shall be effective through the date covered by the previous release of funds request.)

      5.4   Compliance with Laws and Insurance Requirements.

(a) All Replacements shall comply with all applicable laws, ordinances, rules and regulations of all governmental authorities having jurisdiction over the Property and applicable insurance requirements including, without limitation, applicable building codes, special use permits, environmental regulations, and requirements of insurance underwriters.

(b) In addition to any insurance required under the Security Instrument, Guarantor shall provide or cause to be provided worker's compensation insurance, builder's risk, and public liability insurance and other insurance to the extent required under applicable law in connection with a particular Replacement. All such policies shall be in form and amount satisfactory to Lender. All such policies which can be endorsed with standard mortgagee clauses making loss payable to Lender or its assigns shall be so endorsed. The originals of such policies shall be delivered to Lender.

6. Default.

      6.1 Default Under This Agreement. Guarantor shall be in default under this Agreement if it fails to comply with any provision of this Agreement and such failure is not cured within 10 days after notice from Lender. Guarantor understands that a default under this Agreement shall be deemed to be an Event of Default under the Security Instrument, and that in addition to the remedies specified in this Agreement, Lender shall be able to exercise all of its rights and remedies under the Security Instrument upon an Event of Default.

      6.2   Application of Replacement Reserve Upon Default.

(a) Upon the occurrence of a default under this Agreement or an Event of Default under the Security Instrument, Guarantor shall immediately lose all of its rights to receive disbursements from the Replacement Reserve unless and until all amounts secured by the Security Instrument have been paid and the lien of the Security Instrument has been released by Lender. Upon any such default or Event of Default, Lender may in its sole and absolute discretion, use the Replacement Reserve (or any portion thereof) for any purpose, including but not limited to (i) repayment of any indebtedness secured by the Security Instrument, including but not limited to principal prepayments and the prepayment premium applicable to such full or partial prepayment (as applicable); provided, however, that such application of funds shall not cure or be deemed to cure any default or Event of Default; (ii) reimbursement of Lender for all losses and expenses (including, without limitation, reasonable legal fees) suffered or incurred by Lender as a result of such default or Event of Default; (iii) completion of the Replacement as provided in Section 5.1, or for any other repair or replacement to the Property; or (iv) payment of any amount expended in exercising (and exercise) all rights and remedies available to Lender at law or in equity or under this Agreement or under any of the other Loan Documents.

(b) Nothing in this Agreement shall obligate Lender to apply all or any portion of the Replacement Reserve on account of any default or Event of Default by Guarantor or to repayment of the indebtedness secured by the Security Instrument or in any specific order of priority.

7. Guarantor's Other Obligations. Nothing contained in this Agreement shall alter, impair or affect the obligations of Guarantor, or relieve Guarantor of any of its obligations to make payments and perform all of its other obligations required under the Loan Documents.

8. Remedies Cumulative. None of the rights and remedies conferred upon or reserved to Lender under this Agreement is intended to be exclusive of any other rights, and each and every right shall be cumulative and concurrent, and may be enforced separately, successively or together, and may be exercised from time to time as often as may be deemed necessary Lender.

9. Enforcement of Agreement. This Agreement is executed by Guarantor and Lender for the benefit of Lender. Guarantor understands and agrees that in connection with the anticipated sale or assignment and delivery of the Loan to Fannie Mae, this Agreement may be assigned to Fannie Mae.

10. Balance in the Replacement Reserve. The insufficiency of any balance in the Replacement Reserve shall not abrogate the Guarantor's agreement to fulfill all preservation and maintenance covenants in the Loan Documents. In the event that the balance of the Replacement Reserve is less than the current estimated cost to make the Replacements required by the Lender, Guarantor shall deposit the shortage within 10 days of request by Lender. In the event Lender determines from time to time based on Lender's inspections, that the amount of the Monthly Deposit is insufficient to fund the cost of likely Replacements and related contingencies that may arise during the remaining term of the Loan, Lender may require an increase in the amount of the Monthly Deposits upon 30 days prior written notice to Guarantor.

11. Indemnification. Guarantor agrees to indemnify Lender and to hold Lender harmless from and against any and all actions, suits, claims, demands, liabilities, losses, damages, obligations and costs and expenses (including litigation costs and reasonable attorneys' fees and expenses) arising from or in any way connected with the performance of the Replacements or the holding or investment of the Replacement Reserve. Guarantor assigns to Lender all rights and claims Guarantor may have against all persons or entities supplying labor or materials in connection with the Replacements; provided, however, that Lender may not pursue any such right or claim unless a default or Event of Default exists under this Agreement or the Security Instrument.

12. Determinations by Lender. In any instance in this Agreement where the consent or approval of Lender may be given or is required, or where any determination, judgment or decision is to be rendered by Lender under this Agreement, the granting, withholding or denial of such consent or approval and the rendering of such determination, judgment or decision shall be made or exercised by Lender (or its designated representative) at its discretion.

13. Guarantor's Records. Guarantor shall furnish such financial statements, invoices, records, papers and documents relating to the Property as Lender may reasonably require from time to time to make the determinations permitted or required to be made by Lender under this Agreement.

14. Fees and Expenses.

(a) In addition to any other fees payable by Guarantor to Lender in connection with the Loan, Guarantor shall pay Lender an annual fee of $50.00 for its services in administering the Replacement Reserve and investing the Replacement Reserve. The annual fee shall be due and payable by Guarantor on the date specified in a statement to Guarantor regarding such fee.

(b) Guarantor shall pay within 10 days of request from Lender (i) all reasonable costs and expenses incurred by Lender in connection with collecting, holding and disbursing the Replacement Reserve pursuant to this Agreement, and (ii) all reasonable fees, charges, costs and expenses incurred by Lender in connection with inspections made by Lender or Lender's representatives in carrying out Lender's responsibility to make certain determinations under this Agreement.

15. Completion of Replacements. Lender's approval of any plans for any Replacement, release of funds from the Replacement Reserve, inspection of the Property by Lender or Lender's agents, or other acknowledgment of completion of any Replacement in a manner satisfactory to Lender shall not be deemed an acknowledgment or warranty to any person that the Replacement has been completed in accordance with applicable building, zoning or other codes, ordinances, statutes, laws, regulations or requirements of any governmental agency.

16. Transfer of Property/Transfer of Interests in Guarantor and Borrower. If a Transfer shall occur or be contemplated, which Transfer requires the prior written consent of Lender pursuant to the terms of the Security Instrument, Lender may review the amount of the Replacement Reserve, the amount of the Monthly Deposits and the likely repairs and replacements required by the Property and the related contingencies which may arise during the remaining term of the Loan. Based upon that review, Lender may require an additional deposit to the Replacement Reserve, and/or an increase in the amount of the Monthly Deposits as a condition to Lender's consent to such Transfer. In all events, the transferee shall be required to assume Guarantor's duties and obligations under this Agreement.

17. Termination of Replacement Reserve. After payment in full of all sums secured by the Security Instrument and release by Lender of the lien of the Security Instrument, Lender shall disburse to Guarantor all amounts remaining in the Replacement Reserve.

18. Entire Agreement; Amendment and Waiver. This Agreement contains the complete and entire understanding of the parties with respect to the matters covered and no change or amendment shall be valid unless it is made in writing and executed by the parties to this Agreement. No specific waiver or forbearance for any breach of any of the terms of this Agreement shall be considered as a general waiver of that or any other term of this Agreement. If any provision of this Agreement is in conflict with any provision of the Security Instrument regarding the Replacement Reserve, the provision contained in this Agreement shall control.

19. Notices. All notices under this Agreement shall be given in writing to the other party at the address, and in the manner, provided in the Security Instrument.
20. Severability. The invalidity, illegality, or unenforceability of any provision of this Agreement pursuant to judicial decree shall not affect the validity or enforceability of any other provision of this Agreement, all of which shall remain in full force and effect.

21. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the jurisdiction in which the Property is located.

22. Non-Recourse. This Agreement is being executed in connection with the making of the Loan pursuant to the terms of the Note. Guarantor's liability hereunder shall be limited to the extent provided in the Guaranty.

23. Capitalized Terms. Any capitalized terms used in this Agreement and not specifically defined herein, shall have the meanings set forth in the Security Instrument.

      ATTACHED   EXHIBITS.   The  following  Exhibits  are  attached  to  this
Agreement:

            -----
             X       Exhibit A     Schedule of Work
            -----

            -----
             X       Exhibit B     Modifications
            -----

      Guarantor and Lender have executed this Agreement on the date and year first above written.

                                   GUARANTOR:

                                    FIRST SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership

                                    By:   Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                          By:   Three Winthrop Properties,
                                                Inc., a Massachusetts
                                                corporation, its managing
                                                general partner



                                                By:                     (SEAL)
                                                   Patrick J. Foye
                                                   Vice President -
                                                   Residential


                                    SECOND SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership

                                    By:   Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                          By:   Three Winthrop Properties,
                                                Inc., a Massachusetts
                                                corporation, its managing
                                                general partner



                                                By:                     (SEAL)
                                                   Patrick J. Foye
                                                   Vice President -
                                                   Residential


                                    THIRD SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership

                                    By:   Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                          By:   Three Winthrop Properties,
                                                Inc., a Massachusetts
                                                corporation, its managing
                                                general partner



                                                By:                     (SEAL)
                                                   Patrick J. Foye
                                                   Vice President -
                                                   Residential


                                    FOURTH SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership

                                    By:   Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                          By:   Three Winthrop Properties,
                                                Inc., a Massachusetts
                                                corporation, its managing
                                                general partner



                                                By:                     (SEAL)
                                                   Patrick J. Foye
                                                   Vice President -
                                                   Residential


                                    FIFTH SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership

                                    By:   Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                          By:   Three Winthrop Properties,
                                                Inc., a Massachusetts
                                                corporation, its managing
                                                general partner



                                                By:                     (SEAL)
                                                   Patrick J. Foye
                                                   Vice President -
                                                   Residential


                                    SIXTH SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership

                                    By:   Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                          By:   Three Winthrop Properties,
                                                Inc., a Massachusetts
                                                corporation, its managing
                                                general partner



                                                By:                     (SEAL)
                                                   Patrick J. Foye
                                                   Vice President -
                                                   Residential


                                    SEVENTH SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership

                                    By:   Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                          By:   Three Winthrop Properties,
                                                Inc., a Massachusetts
                                                corporation, its managing
                                                general partner



                                                By:                     (SEAL)
                                                   Patrick J. Foye
                                                   Vice President -
                                                   Residential


                                    EIGHTH SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership

                                    By:   Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                          By:   Three Winthrop Properties,
                                                Inc., a Massachusetts
                                                corporation, its managing
                                                general partner



                                                By:                     (SEAL)
                                                   Patrick J. Foye
                                                   Vice President -
                                                   Residential


                                    NINTH SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership

                                    By:   Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                          By:   Three Winthrop Properties,
                                                Inc., a Massachusetts
                                                corporation, its managing
                                                general partner



                                                By:                     (SEAL)
                                                   Patrick J. Foye
                                                   Vice President -
                                                   Residential


                                    SPRINGHILL COMMERCIAL LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership

                                    By:   Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                          By:   Three Winthrop Properties,
                                                Inc., a Massachusetts
                                                corporation, its managing
                                                general partner



                                                By:                     (SEAL)
                                                   Patrick J. Foye
                                                   Vice President -
                                                   Residential


                                    SPRINGFIELD FACILITIES, LLC, a Maryland
                                       limited liability company (successor
                                       by merger to Springfield Facilities,
                                       Inc., Maryland corporation)

                                    By:  Springhill Commercial Limited
                                         Partnership, a Maryland limited
                                         partnership, its sole member

                                         By: Springhill Lake Investors
                                             Limited Partnership, a Maryland
                                             limited partnership, its sole
                                             general partner

                                             By:  Three Winthrop Properties,
                                                  Inc., a Massachusetts
                                                  corporation, its managing
                                                  general partner



                                                  By:                   (SEAL)
                                                     Patrick J. Foye
                                                     Vice President -
                                                     Residential

                                     LENDER:

                                    GMAC COMMERCIAL MORTGAGE CORPORATION, a
                                       California corporation



                                    By:
                                      Name:
                                       Title:

Fannie Mae Replacement and Reserve and Security Agreement-       Form
4506A-IDOT  10/98       (Page A-1)
Deposits Partially or Fully Waived
                                    EXHIBIT A
                                  REPLACEMENTS

       [Attach  and  label  as  Exhibit  A a copy of the  completed  Evaluator's
Summary: Physical Needs Over the Term or a comparable listing prepared by Lender]

Fannie Mae Replacement and Reserve and Security Agreement-       Form
4506A-IDOT  10/98       (Page B-1)
Deposits Partially or Fully Waived
                                    EXHIBIT B


                                  MODIFICATIONS

1. Section 1(e) is amended by adding the following subparagraph (iii):

      "(iii) at any time during the Loan term Lender shall determine that the loan to value ratio of the Property is greater than 65%."

2. The following phrase is inserted at the end of Section 5.3:

      "or as otherwise provided in Section 21(b)(6) of the Security Instrument."

                                                                   Exhibit 10(o)

                                                     Spring Hill Lake Apartments

                                 PROMISSORY NOTE
                                 (VARIABLE LOAN)


US $113,100,000.00                                      As of November 1, 2002


      FOR VALUE RECEIVED, the undersigned ("Guarantor") promises to pay to the order of SPRINGHILL LAKE INVESTORS LIMITED PARTNERSHIP, a Maryland limited partnership ("Borrower"), the principal sum of One Hundred Thirteen Million One Hundred Thousand and 00/100 Dollars (US $113,100,000.00), with interest on each Variable Loan at an annual rate as calculated in Section 3 hereof.

      This Note is executed and delivered by Guarantor pursuant to one of either
(i) that certain Amended and Restated Loan Agreement, dated as of September 16, 2002, by and among certain borrowers signatory thereto and Lender, or (ii) that certain Loan Agreement dated as of November 1, 2002, by and among certain borrowers signatory thereto and GMAC Commercial Mortgage Corporation, a California corporation ("DUS Lender"). As used herein, the term Loan Agreement shall mean whichever of the loan agreements described in the preceding sentence shall apply from time to time in accordance with their respective terms, along with all amendments, supplements, replacements, restatements or other modifications thereto or thereof from time to time made. The Loan Agreement shall evidence the obligation of Borrower to repay a Variable Loan made by DUS Lender to Borrower in accordance with the terms of the Loan Agreement. The Loan Agreement requires certain of the terms of each Variable Loan to be evidenced by one or a series of Loan Confirmation Instruments, and reference is hereby made to each such Loan Confirmation Instrument for such terms.

1. Defined Terms. As used in this Note, (i) the term "Lender" means the holder of this Note, and (ii) the term "Indebtedness" means the principal of, interest on, or any other amounts due at any time under, this Note, or any amount for which Borrower is liable to DUS Lender under any Loan Document, which Guarantor by its execution of this Note agrees to reimburse to Borrower, including prepayment premiums, late charges, default interest, and advances to protect the security of the Security Instrument under Section 12 of the Security Instruments. Event of Default and other capitalized terms used but not defined in this Note shall have the meanings given to such terms in the Loan Agreement or, if not defined in the Loan Agreement, as defined in the Consolidated, Amended and Restated Indemnity Multifamily Deed of Trust, dated as of the date of this Note, given by Guarantor for the benefit of DUS Lender (the "Security Instrument").

2. Address for Payment. All payments due under this Note shall be payable at c/o AIMCO, 2000 S. Colorado Blvd., Tower Two, Suite 2-1000, Denver, Colorado 80222, or such other place as may be designated by written notice to Guarantor from or on behalf of Lender.

3. Payment of Principal and Interest. Principal and interest shall be paid as follows:

(a) This Note shall evidence a Variable Loan made from time to time by Borrower to Guarantor under the terms and conditions of the Variable Loan made to Borrower by DUS, Lender from time to time (the "DUS Loan") under the Loan
Agreement. The Variable Loan shall bear interest at a rate determined in accordance with Section 2.01 of the Loan Agreement.

(b) Guarantor shall pay imputed interest on each Variable Loan in advance in the form of a Discount in accordance with Section 1.04(b) of the Loan Agreement (except that Guarantor shall pay actual interest on the Variable Loan for the partial month period, if any, in accordance with Section 1.04(a) of the Loan Agreement).

(c) Guarantor shall make monthly payments of principal each in the amount as set forth on the attached Amortization Schedule. Lender shall apply each such principal payment to the outstanding principal amount of the Loan on the Rollover Date next following receipt of any such payment. If not sooner paid, the entire principal amount of the Variable Loan shall be due and payable on the earlier of (i) the termination of the Loan Agreement pursuant to subsection (e) of Section 1.02 thereof, (ii) the fifth anniversary (unless such date is extended pursuant to Section 1.07 of the Loan Agreement, in which case, the tenth anniversary) of the Initial Closing Date or (iii) the maturity date of any outstanding MBS with respect to the DUS Loan, unless either (A) not less than five Business Days prior to the maturity date of the outstanding MBS, Borrower has requested with respect to the DUS Loan that the outstanding MBS be renewed with a new MBS or converted to a Fixed Loan to take effect on the maturity date of the outstanding MBS and such new MBS has been issued or conversion has occurred or (B) the MBS is automatically renewed with respect to the DUS Loan, which automatic renewal shall occur in the event that a Borrower does not make the request set forth in subpart (iii)(A) above and does not give DUS Lender notice not less than five Business days prior to the maturity date of the outstanding MBS that the Variable Loan related to such outstanding MBS shall be paid on the maturity date of such outstanding MBS (the "Maturity Date"). Any MBS that is issued with respect to the DUS Loan as a result of an automatic renewal of a maturing MBS as contemplated by subpart (iii)(B) above shall have a maturity date of three (3) months after the MBS Issue Date.

(d) In addition to payment of principal and the Discount, Guarantor shall pay to Borrower the Variable Loan Fee due on the DUS Loan in accordance with Section 1.04(b)(ii) of the Loan Agreement.

4. Application of Payments. If at any time Lender receives, from Guarantor or otherwise, any amount applicable to the Indebtedness that is less than all amounts due and payable at such time, Lender may apply that payment to amounts then due and payable in any manner and in any order determined by Lender, in Lender's discretion. Guarantor agrees that neither Lender's acceptance of a payment from Guarantor in an amount that is less than all amounts then due and payable nor Lender's application of such payment shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction.

5. Security. INTENTIONALLY OMITTED.

6. Acceleration. If an Event of Default has occurred and is continuing, the entire unpaid principal balance, any accrued interest, the prepayment premium payable under Paragraph 10, if any, and all other amounts payable under this Note shall at once become due and payable, at the option of Lender, without any additional notice to Guarantor. Lender may exercise this option to accelerate regardless of any prior forbearance.

7. Late Charge. If any monthly amount payable under this Note is not received by Lender within 10 days after the amount is due, Guarantor shall pay to Lender, immediately and without demand by Lender, a late charge equal to 5 percent of such amount. Guarantor acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the loan evidenced by this Note (the "Loan"), and that it is extremely difficult and impractical to determine those additional expenses. Guarantor agrees that the late charge payable pursuant to this Paragraph represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional expenses Lender will incur by reason of such late payment. The late charge is payable in addition to, and not in lieu of, any interest payable at the Default Rate pursuant to Paragraph 8.

8. Default Rate. So long as any monthly installment or any other payment due under this Note remains past due for 30 days or more, interest under this Note shall accrue on the unpaid principal balance from the earlier of the due date of the first unpaid monthly installment or other payment due, as applicable, at a rate (the "Default Rate") equal to the lesser of 4 percentage points above the rate stated in the first paragraph of this Note or the maximum interest rate which may be collected from Guarantor under applicable law. If the unpaid principal balance and all accrued interest are not paid in full on the Maturity Date, the unpaid principal balance and all accrued interest shall bear interest from the Maturity Date at the Default Rate. Guarantor also acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Loan, that, during the time that any monthly installment or payment under this Note is delinquent for more than 30 days, Lender will incur additional costs and expenses arising from its loss of the use of the money due and from the adverse impact on Lender's ability to meet its other obligations and to take advantage of other investment opportunities, and that it is extremely difficult and impractical to determine those additional costs and expenses. Guarantor also acknowledges that, during the time that any monthly installment or payment due under this Note is delinquent for more than 30 days, Lender's risk of nonpayment of this Note will be materially increased and Lender is entitled to be compensated for such increased risk. Guarantor agrees that the increase in the rate of interest payable under this Note to the Default Rate represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional costs and expenses Lender will incur by reason of Guarantor's delinquent payment and the additional compensation Lender is entitled to receive for the increased risks of nonpayment associated with a delinquent loan.

9. Limits on Personal Liability.

(a) Except as otherwise provided in this Paragraph 9, Guarantor shall have no personal liability under this Note, for the repayment of the Indebtedness or for the performance of any other obligations of Guarantor under the Note, and Lender's only recourse for the satisfaction of the Indebtedness and the performance of such obligations shall be Lender's exercise of its rights and remedies with respect to the real and personal property held by Lender as security for the Indebtedness (the "Property"). This limitation on Guarantor's liability shall not limit or impair Lender's enforcement of its rights against any guarantor of the Indebtedness or any guarantor of any obligations of Guarantor.

(b) Guarantor shall be personally liable to Lender for the repayment of a portion of the Indebtedness equal to any loss or damage suffered by Lender as a result of (1) failure of Guarantor to pay to DUS Lender upon demand after an Event of Default, all Rents to which DUS Lender is entitled under Section 3(a) of the Security Instrument and the amount of all security deposits collected by Guarantor from tenants then in residence; (2) failure of Guarantor to apply all insurance proceeds and condemnation proceeds as required by the Security Instrument; (3) failure of Guarantor to comply with Section 14(d) or (e) of the Security Instrument relating to the delivery of books and records, statements, schedules and reports; (4) fraud or written material misrepresentation by Guarantor or any officer, director, partner, member or employee of Guarantor in connection with the application for or creation of the DUS Loan or any request for any action or consent by DUS Lender; or (5) failure to apply Rents, first, to the payment of reasonable operating expenses (other than Property management fees that are not currently payable pursuant to the terms of an Assignment of Management Agreement or any other agreement with DUS Lender executed in connection with the Loan) and then to amounts ("Debt Service Amounts") payable under this Note, the Security Instrument or any other Loan Document (except that Guarantor will not be personally liable (i) to the extent that Guarantor lacks the legal right to direct the disbursement of such sums because of a bankruptcy, receivership or similar judicial proceeding, or (ii) with respect to Rents that are distributed in any calendar year if Guarantor has paid all operating expenses and Debt Service Amounts for that calendar year). (c) Guarantor shall become personally liable to Lender for the repayment of all of the Indebtedness upon the occurrence of any of the following Events of Default: (1) Guarantor's acquisition of any property or operation of any business not permitted by
Section 33 of the Security Instrument; or (2) a Transfer that is an Event of Default under Section 21 of the Security Instrument.

(d) To the extent that Guarantor has personal liability under this Paragraph 9, Lender may exercise its rights against Guarantor personally without regard to whether Lender has exercised any rights against the collateral, or pursued any rights against any guarantor, or pursued any other rights available to Lender under this Note, or applicable law. For purposes of this Paragraph 9, the term "Property" shall not include any funds that (1) have been applied by Guarantor as required or permitted by the Security Instrument prior to the occurrence of an Event of Default, or (2) Guarantor was unable to apply as required or permitted by the Security Instrument because of a bankruptcy, receivership, or similar judicial proceeding.

10. Voluntary and Involuntary Prepayments. Pursuant to the terms of the Loan Agreement, Guarantor shall pay the entire amount of the Discount on any Variable Loan in advance. Accordingly, any Variable Loan may be prepaid in whole or in part and at any time without penalty. Guarantor shall give Lender six (6) Business Days advance notice of any prepayment.

11. Costs and Expenses. Guarantor shall pay on demand all reasonable expenses and costs, including reasonable fees and out-of-pocket expenses of attorneys and expert witnesses and costs of investigation, incurred by Lender as a result of any default under this Note or in connection with efforts to collect any amount due under this Note, or DUS Lender's enforcement of the provisions of any of the other Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding) or judicial or non-judicial foreclosure proceeding.

12. Forbearance. Any forbearance by Lender in exercising any right or remedy under this Note, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of that or any other right or remedy. The acceptance by Lender of any payment after the due date of such payment, or in an amount which is less than the required payment, shall not be a waiver of Lender's right to require prompt payment when due of all other payments or to exercise any right or remedy with respect to any failure to make prompt payment. Enforcement by Lender of any security for Guarantor's obligations under this Note shall not constitute an election by Lender of remedies so as to preclude the exercise of any other right or remedy available to Lender.

13. Waivers. Except as expressly provided in the Loan Agreement, presentment, demand, notice of dishonor, protest, notice of acceleration, notice of intent to demand or accelerate payment or maturity, presentment for payment, notice of nonpayment, grace, and diligence in collecting the Indebtedness are waived by Guarantor and all endorsers and guarantors of this Note and all other third party obligors.

14. Loan Charges. If any applicable law limiting the amount of interest or other charges permitted to be collected from Guarantor in connection with the Loan is interpreted so that any interest or other charge, whether considered separately or together with other charges, violates that law, and Guarantor is entitled to the benefit of that law, that interest or charge is hereby reduced to the extent necessary to eliminate that violation. Guarantor agrees to an effective rate of interest that is the stated rate of interest plus any additional rate of interest resulting from any other charges or fees that are to be paid by Guarantor to Lender that may be found by a court of competent jurisdiction to be interest. The amounts, if any, previously paid to Lender in excess of the permitted amounts shall be applied by Lender to reduce the unpaid principal balance of this Note. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Guarantor has been violated, all Indebtedness that constitutes interest, as well as all other charges made in connection with the Indebtedness that constitute interest, shall be deemed to be allocated and spread ratably over the stated term of the Note. Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest so computed is uniform throughout the stated term of the Note.

15. Commercial Purpose. Guarantor represents that the Indebtedness is being incurred by Guarantor solely for the purpose of carrying on a business or commercial enterprise, and not for personal, family or household purposes.

16. Counting of Days. Except where otherwise specifically provided, any reference in this Note to a period of "days" means calendar days, not Business Days.

17. Governing Law; Consent to Jurisdiction; WAIVER OF JURY TRIAL. The provisions of Section 11.07 of the Loan Agreement (entitled "Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial") are hereby incorporated into this Note by this reference to the fullest extent as if the text of such Section were set forth in its entirety herein.

18. Captions. The captions of the paragraphs of this Note are for convenience only and shall be disregarded in construing this Note.

19. Notices. All notices, demands and other communications required or permitted to be given by Lender to Guarantor pursuant to this Note shall be given in accordance with Section 11.09 of the Loan Agreement and addressed to Guarantor at the c/o AIMCO, 2000 S. Colorado Blvd., Tower Two, Suite 2-1000, Denver, Colorado 80222.

20. Security for this Note. INTENTIONALLY OMITTED.

21. Loan May Not Be Reborrowed. Guarantor may not re-borrow any amounts under this Note which it has previously borrowed and repaid under this Note.

22. Default Under Loan Agreement and Other Loan Documents. The occurrence of an Event of Default under the Loan Agreement or the Security Instrument shall constitute an "Event of Default" under this Note in accordance with the Loan Agreement and the Security Instrument. Upon the occurrence of an Event of Default under the Loan Agreement or the Security Instrument, the entire principal amount outstanding hereunder and accrued interest thereon shall at once become due and payable, at the option of the holder hereof.

23. Loan Confirmation Instruments; Accounting for Variable Loans. The terms of the Loan Agreement and this Note govern the repayment, and all other terms relating to the Variable Loan. However, Borrower shall execute a Loan Confirmation Instrument with respect to the DUS Loan to create a physical instrument evidencing each MBS issued to fund the DUS Loan. The Loan Confirmation Instrument executed by Borrower in accordance with Section 2.02 of the Loan Agreement shall set forth the amount, term, Discount, Closing Date and certain other terms of each MBS issued to fund the DUS Loan. The Loan Confirmation Instrument shall conclusively establish each of the terms described in the preceding sentence, absent manifest error. The MBS evidenced by the Loan Confirmation Instrument does not represent a separate indebtedness from that evidenced by the DUS Loan or this Note. In making proof of this Note, no other documents other than this Note shall be required. In making proof of the amount and terms of the outstanding Variable Loans under this Note, this Note, the related Loan Confirmation Instruments with respect to the DUS Loan, and Lender's records concerning payments made by Guarantor under this Note, shall be conclusive evidence of the terms and outstanding amounts of the Variable Loan, absent manifest error.

24. Modifications to Note. There are standard modifications to this Note that are attached as Exhibit B-1 and Exhibit B-2 hereto. In addition, there may be special modifications to this Note attached as Exhibit B-3 hereto. All such exhibits are hereby incorporated into this Note as a part hereof.

      IN WITNESS WHEREOF, Guarantor has signed and delivered this Note under seal or has caused this Note to be signed and delivered under seal by its duly authorized representative. Guarantor intends that this Note shall be deemed to be signed and delivered as a sealed instrument.



                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                    FIRST SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership

                                    By:   Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                          By:   Three Winthrop Properties,
                                                Inc., a Massachusetts
                                                corporation, its managing
                                                general partner



                                                By:                     (SEAL)
                                                   Patrick J. Foye
                                                   Vice President -
                                                   Residential

                                    SECOND SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership

                                    By:   Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                          By:   Three Winthrop Properties,
                                                Inc., a Massachusetts
                                                corporation, its managing
                                                general partner



                                                By:                     (SEAL)
                                                   Patrick J. Foye
                                                   Vice President -
                                                   Residential

                                    THIRD SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership

                                    By:   Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                          By:   Three Winthrop Properties,
                                                Inc., a Massachusetts
                                                corporation, its managing
                                                general partner


                                                By:                     (SEAL)
                                                   Patrick J. Foye
                                                   Vice President -
                                                   Residential

                                    FOURTH SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership

                                    By:   Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                          By:   Three Winthrop Properties,
                                                Inc., a Massachusetts
                                                corporation, its managing
                                                general partner


                                                By:                     (SEAL)
                                                   Patrick J. Foye
                                                   Vice President -
                                                   Residential

                                    FIFTH SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership

                                    By:   Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                          By:   Three Winthrop Properties,
                                                Inc., a Massachusetts
                                                corporation, its managing
                                                general partner


                                                By:                     (SEAL)
                                                   Patrick J. Foye
                                                   Vice President -
                                                   Residential

                                    SIXTH SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership

                                    By:   Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                          By:   Three Winthrop Properties,
                                                Inc., a Massachusetts
                                                corporation, its managing
                                                general partner



                                                By:                     (SEAL)
                                                   Patrick J. Foye
                                                   Vice President -
                                                   Residential

                                    SEVENTH SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership

                                    By:   Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                          By:   Three Winthrop Properties,
                                                Inc., a Massachusetts
                                                corporation, its managing
                                                general partner



                                                By:                     (SEAL)
                                                   Patrick J. Foye
                                                   Vice President -
                                                   Residential

                                    EIGHTH SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership

                                    By:   Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                          By:   Three Winthrop Properties,
                                                Inc., a Massachusetts
                                                corporation, its managing
                                                general partner



                                                By:                     (SEAL)
                                                   Patrick J. Foye
                                                   Vice President -
                                                   Residential

                                    NINTH SPRINGHILL LAKE LIMITED
                                    PARTNERSHIP, a Maryland limited
                                   partnership

                                    By:   Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                          By:   Three Winthrop Properties,
                                                Inc., a Massachusetts
                                                corporation, its managing
                                                general partner


                                                By:                     (SEAL)
                                                   Patrick J. Foye
                                                   Vice President -
                                                   Residential

                                    SPRINGHILL COMMERCIAL LIMITED
                                    PARTNERSHIP, a Maryland limited
                                   partnership

                                    By:   Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                          By:   Three Winthrop Properties,
                                                Inc., a Massachusetts
                                                corporation, its managing
                                                general partner


                                                By:                     (SEAL)
                                                   Patrick J. Foye
                                                   Vice President -
                                                   Residential

                                    SPRINGFIELD FACILITIES, LLC, a Maryland
                                       limited liability company (successor
                                       by merger to Springfield Facilities,
                                       Inc., Maryland corporation)

                                    By:  Springhill Commercial Limited
                                         Partnership, a Maryland limited
                                         partnership, its sole member

                                         By: Springhill Lake Investors
                                             Limited Partnership, a Maryland
                                             limited partnership, its sole
                                             general partner

                                             By:  Three Winthrop Properties,
                                                  Inc., a Massachusetts
                                                  corporation, its managing
                                                  general partner


                                                  By:                   (SEAL)
                                                     Patrick J. Foye
                                                     Vice President -
Residential

      Pay  to the  order  of  ________________________________________,  without recourse.



                                    GMAC COMMERCIAL MORTGAGE CORPORATION, a
                                      California corporation



                                    By:
                                       Robert D. Falese, III
                                       Vice President

                                   EXHIBIT B-1
                       GMACCM LOAN AGREEMENT MODIFICATIONS

During any time that the terms, covenants and provisions of that certain Loan Agreement dated as of November 1, 2002 and more particularly described in the second paragraph on page 1 of the Note apply to the Variable Loan evidenced by the Note, paragraphs 3 and 23 of the Note are amended and replaced with the following substitute paragraphs 3 and 23:

      "3. Payment of Principal and Interest. Principal and interest shall be paid as follows:

(a) This Note shall evidence a Variable Loan made from time to time by Borrower to Guarantor under the terms and conditions of the Variable Loan made to Borrower by DUS Lender from time to time (the "DUS Loan") under the Loan Agreement. Guarantor shall not be required to make monthly principal payments prior to the Fannie Mae Addition Date, but shall make monthly payments of principal after the Fannie Mae Reassignment Date, if it occurs, as set forth in
Section 1.04(d) of the Loan Agreement.

(b) Guarantor shall pay actual interest on the Variable Loan during the period described in accordance with Section 1.04(a) of the Loan Agreement. Guarantor shall pay interest on its Variable Rate Loan in arrears at a rate equal to LIBOR Rate plus a number of basis points determined in accordance with Section 2.01 of the Loan Agreement. For purposes of the previous sentence, the LIBOR Rate shall be reset every ninety (90) days commencing on the date that is ninety (90) days after the Initial Closing Date. On the date the Variable Loan is funded, Guarantor shall pay interest in advance from the date of funding through November 30, 2002. On January 1, 2003 and on the first (1st) day of each calendar month thereafter, Guarantor shall pay interest in arrears calculated for the actual number of days since the first (1st) day of the previous calendar month.

(c) If not sooner paid, the entire principal amount of the Variable Loan shall be due and payable in accordance with Section 1.02 of the Loan Agreement.

(d) Guarantor shall not pay any Discount.

      23. Loan Confirmation Instruments; Accounting for Variable Loans. The terms of the Loan Agreement and this Note govern the repayment, and all other terms relating to the Variable Loan. However, Borrower shall execute one or a series of Loan Confirmation Instruments with respect to the DUS Loan to create a physical instrument evidencing the terms of the Variable Loan. The Loan Confirmation Instrument or series of Loan Confirmation Instruments executed by Borrower in accordance with Section 2.02 of the Loan Agreement shall set forth the amount, term, the interest rate spread over the LIBOR Rate Closing Date and certain other terms related to the funding the Variable Loan. The Loan Confirmation Instrument shall conclusively establish each of the terms described in the preceding sentence, absent manifest error. The variable terms evidenced by the Loan Confirmation Instrument do not represent a separate indebtedness from that evidenced by this Note. In making proof of this Note, no other documents other than this Note shall be required. In making proof of the amount and terms of the outstanding Variable Loans under this Note, this Note, the related Loan Confirmation Instruments, and Lender's records concerning payments made by Borrower under this Note, shall be conclusive evidence of the terms and outstanding amounts of the Variable Loan, absent manifest error." During any time that the terms, covenants and provisions of that certain Amended and Restated Loan Agreement dated as of September 16, 2002 and more particularly described in the second paragraph on page 1 of the Note apply to the Variable Loan evidenced by the Note, this Exhibit B-1 shall not apply and paragraphs 3 and 23 of the Note shall not be amended or replaced with the provisions set forth in this Exhibit B-1.

                                   EXHIBIT B-2
                               AIMCO MODIFICATIONS

The following  modifications are made to the text of the Note that precedes this
Exhibit:

1. Section 9(b)(4) is modified by deleting "or" at the end thereof.

2. Section 9(b)(5) is modified to read as follows:

      "(5) failure to apply Rents, first, to the payment of reasonable operating expenses (other than Property management fees that are not currently payable pursuant to the terms of an Assignment of Management Agreement or any other agreement with Lender executed in connection with the Loan) and then to amounts ("Debt Service Amounts") payable under this Note, the Security Instrument or any other Loan Document (except that Guarantor will not be personally liable (i) to the extent that Guarantor lacks the legal right to direct the disbursement of such sums because of a bankruptcy, receivership or similar judicial proceeding, or (ii) with respect to Rents that are distributed in any calendar quarter if Guarantor has paid all operating expenses and Debt Service Amounts for such calendar quarter to date); or"

3. A new Section 9(b)(6) is added following Section 9(b)(5), stating as follows:

      "(6) failure to pay when due any water and sewer charges, fire, hazard or other insurance premiums and ground rents owing from time to time in connection with the Mortgaged Property."

                                   EXHIBIT B-3
                              SPECIAL MODIFICATIONS

                             [INSERT AS APPLICABLE]